--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                  EXHIBIT 99.2




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         INDEX TO FINANCIAL STATEMENTS

B.C.B.M. SOUTHWEST, L.P. (FORMERLY B.C. TEXAS, INC.)
Financial Statements:
  Balance Sheets at July 12, 1998 and December 28, 1997...................  F-3
  Statements of Operations for the two quarters ended July 12, 1998 and
   July 13, 1997..........................................................  F-4
  Statements of Cash Flows for the two quarters ended July 12, 1998 and
   July 13, 1997..........................................................  F-5
  Notes to Financial Statements...........................................  F-6
R&A FOOD SERVICES, L.P. (FORMERLY R&A FOOD SERVICES, INC.)
Financial Statements:
  Balance Sheets at July 12, 1998 and December 28, 1997...................  F-7
  Statements of Operations for the two quarters ended July 12, 1998 and
   July 13, 1997..........................................................  F-8
  Statements of Cash Flows for the two quarters ended July 12, 1998 and
   July 13, 1997..........................................................  F-9
  Notes to Financial Statements........................................... F-10
FINEST FOODSERVICE, L.L.C.
Financial Statements:
  Balance Sheets at July 12, 1998 and December 28, 1997................... F-11
  Statements of Operations for the two quarters ended July 12, 1998 and
   July 13, 1997.......................................................... F-12
  Statements of Cash Flows for the two quarters ended July 12, 1998 and
   July 13, 1997.......................................................... F-13
  Notes to Financial Statements........................................... F-14
P&L FOOD SERVICES, L.L.C.
Financial Statements:
  Balance Sheets at July 12, 1998 and December 28, 1997................... F-15
  Statements of Operations for the two quarters ended July 12, 1998 and
   July 13, 1997.......................................................... F-16
  Statements of Cash Flows for the two quarters ended July 12, 1998 and
   July 13, 1997.......................................................... F-17
  Notes to Financial Statements........................................... F-18
BC BOSTON, L.P.
Financial Statements:
  Balance Sheets at July 12, 1998 and December 28, 1997................... F-19
  Statements of Operations for the two quarters ended July 12, 1998 and
   July 13, 1997.......................................................... F-20
  Statements of Cash Flows for the two quarters ended July 12, 1998 and
   July 13, 1997.......................................................... F-21
  Notes to Financial Statements........................................... F-22
BCE WEST, L.P.
Financial Statements:
  Balance Sheets at July 12, 1998 and December 28, 1997................... F-23
  Statements of Operations for the two quarters ended July 12, 1998 and
   July 13, 1997.......................................................... F-24
  Statements of Cash Flows for the two quarters ended July 12, 1998 and
   July 13, 1997.......................................................... F-25
  Notes to Financial Statements........................................... F-26
BC GOLDENGATE, L.L.C.
Financial Statements:
  Balance Sheets at July 12, 1998 and December 28, 1997................... F-27
  Statements of Operations for the two quarters ended July 12, 1998 and
   July 13, 1997.......................................................... F-28
  Statements of Cash Flows for the two quarters ended July 12, 1998 and
   July 13, 1997.......................................................... F-29
  Notes to Financial Statements........................................... F-30
BC TRI-STATES, L.L.C.
Financial Statements:
  Balance Sheet at July 12, 1998 and December 28, 1997.................... F-31
  Statement of Operations for the two quarters ended July 12, 1998 and
   July 13, 1997.......................................................... F-32
  Statement of Cash Flows for the two quarters ended July 12, 1998 and
   July 13, 1997.......................................................... F-33
  Notes to Financial Statements........................................... F-34

BC SUPERIOR, L.L.C.
Financial Statements:
  Balance Sheets at July 12, 1998 and December 28, 1997................... F-35
  Statements of Operations for the two quarters ended July 12, 1998 and
   July 13, 1997.......................................................... F-36
  Statements of Cash Flows for the two quarters ended July 12, 1998 and
   July 13, 1997.......................................................... F-37
  Notes to Financial Statements........................................... F-38
BC HEARTLAND, L.L.C.
Financial Statements:
  Balance Sheets at July 12, 1998 and December 28, 1997................... F-39
  Statements of Operations for the two quarters ended July 12, 1998 and
   July 13, 1997.......................................................... F-40
  Statements of Cash Flows for the two quarters ended July 12, 1998 and
   July 13, 1997.......................................................... F-41
  Notes to Financial Statements........................................... F-42

MARKET PARTNERS, L.L.C.
Financial Statements:
  Statements of Assets and Liabilities at December 28, 1997 and July 12,
   1998..................................................................  F-43
  Schedule of Investments at December 28, 1997 and July 12, 1998.........  F-44
  Statements of Operations for the two quarters ended July 13, 1997 and
   July 12, 1998.........................................................  F-46
  Statements of Changes in Net Assets for the two quarters ended July 13,
   1997 and July 12, 1998................................................  F-47
  Notes to Financial Statements..........................................  F-48
BC EQUITY FUNDING, L.L.C.
Financial Statements:
  Statements of Assets and Liabilities at December 28, 1997 and July 12,
   1998..................................................................  F-51
  Schedule of Investments at December 28, 1997 and July 12, 1998.........  F-52
  Statements of Operations for the two quarters ended July 13, 1997 and
   July 12, 1998.........................................................  F-54
  Statements of Changes in Net Assetss for the two quarters ended July
   13, 1997 and July 12, 1998............................................  F-55
  Notes to Financial Statements..........................................  F-56
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION OF BOSTON CHICKEN,
 INC. GIVING EFFECT TO THE ACQUISITION OF MARKET PARTNERS, L.L.C., BC
 EQUITY FUNDING, L.L.C. AND CERTAIN AREA DEVELOPERS OF BOSTON CHICKEN,
 INC.
  Unaudited Pro Forma Consolidated Statement of Operations for the two
   quarters ended July 12, 1998..........................................  F-60
  Unaudited Pro Forma Consolidated Balance Sheet as of July 12, 1998.....  F-61
  Notes to Unaudited Pro Forma Consolidated Financial Statements.........  F-63

                            B.C.B.M. SOUTHWEST, L.P.

                                 BALANCE SHEETS

                   AS OF JULY 12, 1998 AND DECEMBER 28, 1997
                                  (UNAUDITED)

                                                        JULY 12,    DECEMBER 28,
                        ASSETS                            1998          1997
                        ------                         -----------  ------------
Current Assets:
  Cash................................................ $   467,655  $   710,301
  Inventories.........................................   1,300,574    1,471,343
  Prepaid expenses and other current assets...........      24,508      170,053
                                                       -----------  -----------
    Total current assets..............................   1,792,737    2,351,697
Property, Equipment and Other Related Assets, net.....  20,597,534   25,689,691
Other Assets..........................................     317,477      317,477
                                                       -----------  -----------
    Total assets...................................... $22,707,748  $28,358,865
                                                       ===========  ===========
          LIABILITIES AND PARTNERS' DEFICIT
          ---------------------------------
Current Liabilities:
  Accounts payable.................................... $ 1,610,827  $ 1,885,460
  Accrued expenses....................................   3,314,770    3,655,132
                                                       -----------  -----------
    Total current liabilities.........................   4,925,597    5,540,592
Convertible Debt......................................  59,806,444   54,753,847
Other Liabilities.....................................   2,564,137    2,664,555
Commitments
Partners' deficit..................................... (44,588,430) (34,600,129)
                                                       -----------  -----------
    Total liabilities and partners' deficit........... $22,707,748  $28,358,865
                                                       ===========  ===========


  The accompanying notes to financial statements are an integral part of these balance sheets.

                            B.C.B.M SOUTHWEST, L.P.

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                        TWO QUARTERS ENDED
                                                      ------------------------
                                                       JULY 12,     JULY 13,
                                                         1998         1997
                                                      -----------  -----------
Revenue.............................................. $34,704,041  $39,415,951
Costs and Expenses:
  Store operations:
    Food and paper...................................  12,618,592   15,138,075
    Labor............................................   9,562,626   10,389,790
    Other controllable costs.........................   4,614,881    4,927,500
    Rent, occupancy and related......................   5,200,238    4,579,197
    Contractual and discretionary marketing..........   3,364,324    5,662,123
General and administrative...........................   4,787,114    4,473,753
Depreciation and amortization........................   1,552,942    1,437,467
                                                      -----------  -----------
      Total costs and expenses.......................  41,700,717   46,607,905
                                                      -----------  -----------
Loss from operations.................................  (6,996,676)  (7,191,954)
Other Income (Expense):
  Interest expense...................................  (3,008,169)  (2,155,771)
  Other income (expense).............................       5,905       10,390
                                                      -----------  -----------
      Total other expense............................  (3,002,264)  (2,145,381)
                                                      -----------  -----------
Net Loss............................................. $(9,998,940) $(9,337,335)
                                                      ===========  ===========


  The accompanying notes to financial statements are an integral part of these statements.

                            B.C.B.M. SOUTHWEST, L.P.

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                       TWO QUARTERS ENDED
                                                    --------------------------
                                                      JULY 12,      JULY 13,
                                                        1998          1997
                                                    ------------  ------------
Cash Flows from Operating Activities:
  Net loss......................................... $ (9,998,940) $ (9,337,335)
  Adjustments to reconcile net loss to net cash
   used in
   operating activities:
    Depreciation and amortization..................    1,552,942     1,437,467
    Provision for asset impairment.................    2,329,663           --
    Changes in assets and liabilities:
      Inventories..................................      170,769        22,487
      Prepaid expenses and other current assets....      145,545      (648,580)
      Accounts payable and accrued expenses........     (550,160)   (1,914,936)
      Other assets and liabilities.................      (89,779)    1,039,819
                                                    ------------  ------------
        Net cash used in operating activities......   (6,439,960)   (9,401,078)
                                                    ------------  ------------
Cash Flows from Investing Activities:
  Purchase of property, equipment and other related
   assets..........................................     (190,952)   (8,427,821)
  Sale of property, equipment and other related
   assets..........................................    1,335,669           --
                                                    ------------  ------------
        Net cash from (used in)investing
         activities................................    1,144,717    (8,427,821)
                                                    ------------  ------------
Cash Flows from Financing Activities:
  Proceeds from equity issuance....................          --      4,433,115
  Proceeds from convertible debt...................   25,978,393    40,551,370
  Repayments of convertible debt...................  (20,925,796)  (28,973,741)
                                                    ------------  ------------
        Net cash provided by financing activities..    5,052,597    16,010,744
                                                    ------------  ------------
Increase (Decrease) in Cash........................     (242,646)   (1,818,155)
Cash, beginning of year............................      710,301     1,907,155
                                                    ------------  ------------
Cash, end of period................................ $    467,655  $     89,000
                                                    ============  ============


  The accompanying notes to financial statements are an integral part of these statements.

                           B.C.B.M. SOUTHWEST, L.P.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

  The financial statements have been prepared by B.C.B.M. Southwest, L.P. the ("Partnership") and are unaudited. The financial statements and notes thereto have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows as of July 12, 1998 and for all periods presented have been made. The statements are subject to audit adjustment. A description of the Partnership's accounting policies and other financial information are included in the audited financial statements.

2. ASSET IMPAIRMENT

  For the two quarters ended July 12, 1998, as a result of declining store performance, the Partnership recognized a $2.3 million asset impairment on property, equipment and other related assets, which had a net book value of $2.3 million. The asset impairment is classified in general and administrative expenses in the accompanying statement of operations.

3. GOING CONCERN

  The Partnership has experienced significant losses since its inception, which has resulted in a capital deficiency as of July 12, 1998. Such losses have been funded primarily by capital contributions and cash advances from Boston Chicken, Inc. ("BCI") pursuant to a secured loan agreement. Furthermore, the Partnership anticipates that it will continue to generate cash flow deficits for the foreseeable future.

  On July 15, 1998, BCI converted its loan in the Partnership into a majority equity interest. In order to continue its operations, the Partnership will require additional cash advances, which it expects to obtain through a loan from BCI. BCI is currently attempting to restructure its outstanding publicly traded convertible subordinated debt and to raise additional debt and/or equity financing. There can be no assurance that BCI will be successful in such restructuring efforts. Should BCI be unable to refinance its senior debt, restructure its outstanding publicly traded convertible subordinated debt and raise additional debt and/or equity, it may be unable to fund the Partnership's cash flow deficits. As a result, the Partnership may be forced to seek protection under applicable bankruptcy law. Consequently, there is substantial doubt about the Partnership's ability to continue as a going concern and to satisfy its obligations as they become due.

                            R & A FOODSERVICES, L.P.

                                 BALANCE SHEETS

                   AS OF JULY 12, 1998 AND DECEMBER 28, 1997
                                  (UNAUDITED)

                                                        JULY 12,    DECEMBER 28,
                                                          1998          1997
                                                      ------------  ------------
                       ASSETS
                       ------
Current Assets:
  Cash............................................... $    907,252  $    122,625
  Inventories........................................    1,780,682     2,100,741
  Prepaid expenses and other current assets..........      566,488       561,130
                                                      ------------  ------------
    Total current assets.............................    3,254,422     2,784,496
Property, Equipment and Other Related Assets, net....   30,452,746    36,564,962
Other Assets.........................................    2,033,446     2,390,453
                                                      ------------  ------------
    Total assets..................................... $ 35,740,614  $ 41,739,911
                                                      ============  ============
          LIABILITIES AND PARTNERS' DEFICIT
          ---------------------------------
Current Liabilities:
  Accounts payable................................... $  2,470,204  $  3,835,310
  Accrued expenses...................................    5,690,527    10,838,076
                                                      ------------  ------------
    Total current liabilities........................    8,160,731    14,673,386
Convertible Debt.....................................  102,635,735    93,219,935
Other Liabilities....................................    6,945,377     1,898,638
Commitments
Partners' Deficit....................................  (82,001,229)  (68,052,048)
                                                      ------------  ------------
    Total liabilities and partners' deficit.......... $ 35,740,614  $ 41,739,911
                                                      ============  ============

                            R&A FOOD SERVICES, L.P.

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                       TWO QUARTERS ENDED
                                                   ----------------------------
                                                     JULY 12,       JULY 13,
                                                       1998           1997
                                                   -------------  -------------
Revenue........................................... $  54,871,580  $  59,191,006
Costs and Expenses:
  Store operations:
    Food and paper................................    19,634,622     22,551,192
    Labor.........................................    14,415,054     15,397,031
    Other controllable costs......................     8,293,410      8,581,759
    Rent, occupancy and related...................     7,296,511      7,491,111
    Contractual and discretionary marketing.......     4,577,775      8,093,917
General and administrative........................     7,163,096      5,703,981
Depreciation and amortization.....................     2,320,172      2,413,060
                                                   -------------  -------------
      Total costs and expenses....................    63,700,640     70,232,051
                                                   -------------  -------------
Loss from operations..............................    (8,829,060)   (11,041,045)
Other Income (Expense):
  Interest expense................................    (5,054,344)    (4,083,578)
  Other income (expense)..........................        44,132         11,891
                                                   -------------  -------------
      Total other expense.........................    (5,010,212)    (4,071,687)
                                                   -------------  -------------
Net Loss.......................................... $ (13,839,272) $ (15,112,732)
                                                   =============  =============



  The accompanying notes to financial statements are an integral part of these statements.

                            R & A FOODSERVICES, L.P.

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                       TWO QUARTERS ENDED
                                                    --------------------------
                                                      JULY 12,      JULY 13,
                                                        1998          1997
                                                    ------------  ------------
Cash Flows from Operating Activities:
  Net loss......................................... $(13,839,272) $(15,112,732)
  Adjustments to reconcile net loss to net cash
   used in operating activities:
    Depreciation and amortization..................    2,320,172     2,413,060
    Provision for asset impairment.................    2,987,423           --
    Changes in assets and liabilities:
     Inventories...................................      320,059       607,122
     Prepaid expenses and other current assets.....       68,965       726,117
     Accounts payable and accrued expenses.........      858,130    (2,055,560)
     Other assets and liabilities..................   (1,499,509)    2,254,937
                                                    ------------  ------------
      Net cash used in operating activities........   (8,784,032)  (11,167,056)
                                                    ------------  ------------
Cash Flows from Investing Activities:
  Purchase of property, equipment and other related
   assets..........................................     (217,096)   (3,553,598)
  Proceeds from sale of assets.....................      443,702        11,885
                                                    ------------  ------------
      Net cash from (used in) investing activities.      226,606    (3,541,713)
                                                    ------------  ------------
Cash Flows from Financing Activities:
  Proceeds from equity issuances...................          --      3,324,837
  Dividends........................................      (39,416)     (543,057)
  Proceeds from convertible debt...................   39,637,869    45,595,187
  Repayments of convertible debt...................  (30,256,400)  (33,650,035)
                                                    ------------  ------------
      Net cash from financing activities...........    9,342,053    14,726,932
                                                    ------------  ------------
Increase (Decrease) in Cash........................      784,627        18,163
Cash, beginning of year............................      122,625     1,664,778
                                                    ------------  ------------
Cash, end of period................................ $    907,252  $  1,682,941
                                                    ============  ============


  The accompanying notes to financial statements are an integral part of these statements.

                            R&A FOODSERVICES, L.P.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

  The financial statements have been prepared by R&A Foodservices, L.P. (the "Partnership") and are unaudited. The financial statements and notes thereto have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows as of July 12, 1998 and for all periods presented have been made. The statements are subject to audit adjustment. A description of the Partnership's accounting policies and other financial information are included in the audited financial statements.

2. ASSET IMPAIRMENT

  For the two quarters ended July 12, 1998, as a result of declining store performance, the Partnership recognized a $2.9 million asset impairment on property, equipment and other related assets, which had a net book value of $2.9 million. The asset impairment is classified in general and administrative expenses in the accompanying statement of operations.

3. GOING CONCERN

  The Partnership has experienced significant losses since its inception, which has resulted in a capital deficiency as of July 12, 1998. Such losses have been funded primarily by capital contributions and cash advances from Boston Chicken, Inc. ("BCI") pursuant to a secured loan agreement. Furthermore, the Partnership anticipates that it will continue to generate cash flow deficits for the foreseeable future.

  On July 15, 1998, BCI converted its loan in the Partnership into a majority equity interest. In order to continue its operations, the Partnership will require additional cash advances, which it expects to obtain through a loan from BCI. BCI is currently attempting to restructure its outstanding publicly traded convertible subordinated debt and to raise additional debt and/or equity financing. There can be no assurance that BCI will be successful in such restructuring efforts. Should BCI be unable to refinance its senior debt, restructure its outstanding publicly traded convertible subordinated debt and raise additional debt and/or equity, it may be unable to fund the Partnership's cash flow deficits. As a result, the Partnership may be forced to seek protection under applicable bankruptcy law. Consequently, there is substantial doubt about the Partnership's ability to continue as a going concern and to satisfy its obligations as they become due.

                           FINEST FOODSERVICE, L.L.C.

                                 BALANCE SHEETS

                   AS OF JULY 12, 1998 AND DECEMBER 28, 1997
                                  (UNAUDITED)

                                                       JULY 12,    DECEMBER 28,
                       ASSETS                            1998          1997
                       ------                         -----------  ------------
Current Assets:
  Cash............................................... $   209,970  $       --
  Inventories........................................   1,218,501    1,512,569
  Prepaid expenses and other current assets..........      36,133      340,827
                                                      -----------  -----------
    Total current assets.............................   1,464,604    1,853,396
Property, Equipment and Other Related Assets, net....  10,476,906   19,699,916
Costs in Excess of Net Assets Acquired, net..........  10,626,660   20,009,547
Other Assets, net....................................     318,675      899,970
                                                      -----------  -----------
    Total assets..................................... $22,886,845  $42,462,829
                                                      ===========  ===========
          LIABILITIES AND MEMBERS' DEFICIT
          --------------------------------
Current Liabilities:
  Accounts payable................................... $   354,663  $ 1,978,067
  Accrued expenses...................................   3,872,721    9,313,599
                                                      -----------  -----------
    Total current liabilities........................   4,227,384   11,291,666
Long-Term Debt.......................................  88,046,807   78,120,503
Other Liabilities....................................   6,534,823    2,228,811
Commitments
Members' Deficit..................................... (75,922,169) (49,178,151)
                                                      -----------  -----------
    Total liabilities and members' deficit........... $22,886,845  $42,462,829
                                                      ===========  ===========


  The accompanying notes to financial statements are an integral part of these balance sheets.

                           FINEST FOODSERVICE, L.L.C.

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                       TWO QUARTERS ENDED
                                                    --------------------------
                                                      JULY 12,      JULY 13,
                                                        1998          1997
                                                    ------------  ------------
Revenue ........................................... $ 29,180,040  $ 38,011,364
Costs and Expenses:
  Store operations:
    Food and paper.................................   10,922,903    15,467,548
    Labor..........................................    8,516,958    11,049,508
    Other controllable costs.......................    4,616,119     5,472,666
    Rent, occupancy and related....................    7,142,440     7,199,866
    Contractual and discretionary marketing........    2,343,519     5,510,768
General and administrative.........................   15,429,316     6,602,392
Depreciation and amortization (excluding goodwill
 amortization).....................................      935,124     1,223,658
Goodwill amortization..............................      762,551       911,924
                                                    ------------  ------------
      Total costs and expenses.....................   50,668,930    53,438,330
                                                    ------------  ------------
Loss from operations...............................  (21,488,890)  (15,426,966)
Other Income (Expense):
  Interest expense.................................   (4,434,783)   (2,788,078)
  Other income (expense)...........................     (207,270)      (39,371)
                                                    ------------  ------------
      Total other expense..........................   (4,642,053)   (2,827,449)
                                                    ------------  ------------
Net Loss........................................... $(26,130,943) $(18,254,415)
                                                    ============  ============


  The accompanying notes to financial statements are an integral part of these statements.

                           FINEST FOODSERVICE, L.L.C.

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                       TWO QUARTERS ENDED
                                                    --------------------------
                                                      JULY 12,      JULY 13,
                                                        1998          1997
                                                    ------------  ------------
Cash Flows from Operating Activities:
  Net loss......................................... $(26,130,943) $(18,254,415)
  Adjustments to reconcile net loss to net cash
   used in operating activities:
    Depreciation and amortization..................    1,697,675     2,135,582
    Provision for asset impairment.................   13,920,394        49,839
    Changes in assets and liabilities:
      Inventories..................................      294,068       (40,391)
      Prepaid expenses and other current assets....      191,616       643,782
      Accounts payable and accrued liabilities.....     (730,393)     (543,423)
      Other assets and liabilities.................   (1,526,712)      847,557
                                                    ------------  ------------
        Net cash used in operating activities......  (12,284,295)  (15,161,469)
                                                    ------------  ------------
Cash Flows from Investing Activities:
  Purchases of property, equipment and other
   related assets..................................     (120,650)   (5,799,468)
  Proceeds from sale of property and equipment.....    2,688,611           --
                                                    ------------  ------------
        Net cash provided by (used in) investing
         activities................................    2,567,961    (5,799,468)
                                                    ------------  ------------
Cash Flows from Financing Activities:
  Issuance of preferred units......................          --      3,324,508
  Proceeds from long-term debt.....................   25,753,604    41,590,107
  Repayments on long-term debt.....................  (15,827,300)  (24,465,191)
                                                    ------------  ------------
        Net cash provided by financing activities..    9,926,304    20,449,424
                                                    ------------  ------------
Net Increase in Cash...............................      209,970      (511,513)
Cash, beginning of year............................          --        638,513
                                                    ------------  ------------
Cash, end of period................................ $    209,970  $    127,000
                                                    ============  ============


  The accompanying notes to financial statements are an integral part of these statements.

                          FINEST FOODSERVICE, L.L.C.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

  The financial statements have been prepared by Finest Foodservice, L.L.C. (the "Company") and are unaudited. The financial statements and notes thereto have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows as of July 12, 1998 and for all periods presented have been made. The statements are subject to audit adjustment. A description of the Company's accounting policies and other financial information are included in the audited financial statements.

2. ASSET IMPAIRMENT

  For the two quarters ended July 12, 1998, as a result of declining store performance, the Company recognized a $13.9 million asset impairment on property, equipment and other related assets and goodwill, which had a net book value of $13.9 million. The asset impairment is classified in general and administrative expenses in the accompanying statement of operations.

3. GOING CONCERN

  The Partnership has experienced significant losses since its inception, which has resulted in a capital deficiency as of July 12, 1998. Such losses have been funded primarily by capital contributions and cash advances from Boston Chicken, Inc. ("BCI") pursuant to a secured loan agreement. Furthermore, the Partnership anticipates that it will continue to generate cash flow deficits for the foreseeable future.

  On July 15, 1998, BCI converted its loan in the Partnership into a majority equity interest. In order to continue its operations, the Partnership will require additional cash advances, which it expects to obtain through a loan from BCI. BCI is currently attempting to restructure its outstanding publicly traded convertible subordinated debt and to raise additional debt and/or equity financing. There can be no assurance that BCI will be successful in such restructuring efforts. Should BCI be unable to refinance its senior debt, restructure its outstanding publicly traded convertible subordinated debt and raise additional debt and/or equity, it may be unable to fund the Partnership's cash flow deficits. As a result, the Partnership may be forced to seek protection under applicable bankruptcy law. Consequently, there is substantial doubt about the Partnership's ability to continue as a going concern and to satisfy its obligations as they become due.

                            P&L FOODSERVICE, L.L.C.

                                 BALANCE SHEETS

                   AS OF JULY 12, 1998 AND DECEMBER 28, 1997
                                  (UNAUDITED)

                                                        JULY 12,     DECEMBER
                        ASSETS                            1998       28, 1997
                        ------                         -----------  -----------
Current Assets:
  Cash................................................ $   359,802  $   389,568
  Inventories.........................................   1,003,850    1,168,315
  Prepaid expenses and other current assets...........     276,512      239,953
                                                       -----------  -----------
    Total current assets..............................   1,640,164    1,797,836
Property, Equipment and Other Related Assets, net.....  20,590,343   28,074,145
Costs in Excess of Net Assets Acquired, net...........   1,389,830    1,694,389
Other Assets, net.....................................     366,326      366,326
                                                       -----------  -----------
    Total assets...................................... $23,986,663  $31,932,696
                                                       ===========  ===========
           LIABILITIES AND MEMBERS' DEFICIT
           --------------------------------
Current Liabilities:
  Accounts payable.................................... $   703,247  $ 1,322,297
  Accrued expenses....................................   2,678,916    4,514,934
                                                       -----------  -----------
    Total current liabilities.........................   3,382,163    5,837,231
Debt..................................................  52,034,099   49,674,999
Other Liabilities.....................................   3,019,961      528,466
Commitments...........................................
Members' Deficit...................................... (34,449,560) (24,108,000)
                                                       -----------  -----------
    Total liabilities and members' deficit............ $23,986,663  $31,932,696
                                                       ===========  ===========


  The accompanying notes to financial statements are an integral part of these balance sheets.

                          P & L FOOD SERVICES, L.L.C.

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                       TWO QUARTERS ENDED
                                                    --------------------------
                                                      JULY 12,      JULY 13,
                                                        1998          1997
                                                    ------------  ------------
Revenue ........................................... $ 25,967,540  $ 29,292,248
Costs and Expenses:
  Store operations:
    Food and paper.................................    9,288,543    11,644,276
    Labor..........................................    7,418,500     7,983,071
    Other controllable costs.......................    3,957,573     4,051,346
    Rent, occupancy and related....................    3,320,780     3,050,428
    Contractual and discretionary marketing........    2,055,723     4,302,991
General and administrative.........................    6,370,347     2,217,084
Depreciation and amortization (excluding goodwill
 amortization).....................................    1,305,832     1,303,355
Goodwill amortization..............................       64,560        69,083
                                                    ------------  ------------
      Total costs and expenses.....................   33,781,858    34,621,634
                                                    ------------  ------------
Loss from operations...............................   (7,814,318)   (5,329,386)
Other Income (Expense):
  Interest expense.................................   (2,687,440)   (2,011,702)
  Other income (expense)...........................      160,199       (16,284)
                                                    ------------  ------------
      Total other expense..........................   (2,527,241)   (2,027,986)
                                                    ------------  ------------
Net Loss........................................... $(10,341,559) $ (7,357,372)
                                                    ============  ============


  The accompanying notes to financial statements are an integral part of these statements.

                           P&L FOOD SERVICES, L.L.C.

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                        TWO QUARTERS ENDED
                                                     -------------------------
                                                       JULY 12,     JULY 13,
                                                         1998         1997
                                                     ------------  -----------
Cash Flows from Operating Activities:
  Net loss.......................................... $(10,341,559) $(7,357,372)
  Adjustments to reconcile net loss to net cash used
   in operating activities:
    Depreciation and amortization...................    1,370,392    1,372,438
    Provision for asset impairment..................    4,896,547          --
    Changes in assets and liabilities:
      Inventories...................................      164,465      (71,766)
      Prepaid expenses and other current assets.....      765,314      696,441
      Accounts payable and accrued expenses.........     (728,891)    (382,026)
      Other assets and liabilities..................   (1,018,532)   1,244,171
                                                     ------------  -----------
        Net cash (used in) provided by operating
         activities.................................   (4,892,264)  (4,498,114)
                                                     ------------  -----------
Cash Flows from Investing Activities:
  Purchase of property, equipment and other related
   assets...........................................     (174,785)  (6,753,464)
  Proceeds from sale of property, equipment and
   other related assets.............................    1,197,410      895,797
                                                     ------------  -----------
        Net cash from (used in) investing
         activities.................................    1,022,625   (5,857,667)
                                                     ------------  -----------
Cash Flows from Financing Activities:
  Proceeds from issuance of member units............          --     5,541,396
  Proceeds from debt................................   18,262,771   26,616,403
  Payments on debt..................................  (14,422,898) (21,154,223)
  Dividends paid....................................          --      (277,069)
                                                     ------------  -----------
        Net cash provided by financing activities...    3,839,873   10,726,507
                                                     ------------  -----------
Net (Decrease) Increase in Cash.....................      (29,766)     370,726
Cash, beginning of period...........................      389,568      272,459
                                                     ------------  -----------
Cash, end of period................................. $    359,802  $   643,185
                                                     ============  ===========


  The accompanying notes to financial statements are an integral part of these statements.

                            P&L FOODSERVICE, L.L.C.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

  The financial statements have been prepared by P&L Foodservice, L.L.C. (the "Company") and are unaudited. The financial statements and notes thereto have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows as of July 12, 1998 and for all periods presented have been made. The statements are subject to audit adjustment. A description of the Company's accounting policies and other financial information are included in the audited financial statements.

2. ASSET IMPAIRMENT

  For the two quarters ended July 12, 1998, as a result of declining store performance, the Company recognized a $4.9 million asset impairment on property, equipment and other related assets and goodwill, which had a net book value of $4.9 million. The asset impairment is classified in general and administrative expenses in the accompanying statement of operations.

3. GOING CONCERN

  The Partnership has experienced significant losses since its inception, which has resulted in a capital deficiency as of July 12, 1998. Such losses have been funded primarily by capital contributions and cash advances from Boston Chicken, Inc. ("BCI") pursuant to a secured loan agreement. Furthermore, the Partnership anticipates that it will continue to generate cash flow deficits for the foreseeable future.

  On July 15, 1998, BCI converted its loan in the Partnership into a majority equity interest. In order to continue its operations, the Partnership will require additional cash advances, which it expects to obtain through a loan from BCI. BCI is currently attempting to restructure its outstanding publicly traded convertible subordinated debt and to raise additional debt and/or equity financing. There can be no assurance that BCI will be successful in such restructuring efforts. Should BCI be unable to refinance its senior debt, restructure its outstanding publicly traded convertible subordinated debt and raise additional debt and/or equity, it may be unable to fund the Partnership's cash flow deficits. As a result, the Partnership may be forced to seek protection under applicable bankruptcy law. Consequently, there is substantial doubt about the Partnership's ability to continue as a going concern and to satisfy its obligations as they become due.

                                BC BOSTON, L.P.

                                 BALANCE SHEETS

                   AS OF JULY 12, 1998 AND DECEMBER 28, 1997
                                  (UNAUDITED)

                                                        JULY 12,    DECEMBER 28,
                       ASSETS                             1998          1997
                       ------                         ------------  ------------
Current Assets:
  Cash............................................... $     10,933  $        --
  Inventories........................................      962,879     1,114,710
  Prepaid expenses and other current assets..........      128,889       264,052
                                                      ------------  ------------
    Total current assets.............................    1,102,701     1,378,762
Property, Equipment and Other Related Assets, net....   16,619,411    20,725,955
Costs in Excess of Net Assets Acquired, net..........    4,332,152     5,800,498
Other Assets, net....................................       40,000       115,153
                                                      ------------  ------------
    Total assets..................................... $ 22,094,264  $ 28,020,368
                                                      ============  ============
          LIABILITIES AND PARTNERS' DEFICIT
          ---------------------------------
Current Liabilities:
  Accounts payable................................... $    995,233  $    973,325
  Accrued expenses...................................    1,961,716     2,958,278
                                                      ------------  ------------
    Total current liabilities........................    2,956,949    $3,931,603
Long-Term Debt.......................................   51,262,151    46,687,421
Other Liabilities....................................    2,270,430       739,920
Commitments
Partners' Deficit....................................  (34,395,266)  (23,338,576)
                                                      ------------  ------------
    Total liabilities and partners' deficit.......... $ 22,094,264  $ 28,020,368
                                                      ============  ============



  The accompanying notes to financial statements are an integral part of these balance sheets.

                                BC BOSTON, L.P.

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                       TWO QUARTERS ENDED
                                                    --------------------------
                                                      JULY 12,      JULY 13,
                                                        1998          1997
                                                    ------------  ------------
Revenue ........................................... $ 26,864,375  $ 32,224,598
Costs and Expenses:
  Store operations:
    Food and paper.................................    9,767,678    12,572,364
    Labor..........................................    7,322,138     8,613,610
    Other controllable costs.......................    4,419,575     4,313,875
    Rent, occupancy and related....................    3,476,406     3,053,661
    Contractual and discretionary marketing........    2,179,639     4,992,773
General and administrative.........................    6,724,344     2,199,866
Depreciation and amortization (excluding goodwill
 amortization).....................................    1,173,495     1,412,512
Goodwill amortization..............................      237,590       259,433
                                                    ------------  ------------
      Total costs and expenses.....................   35,300,865    37,418,094
                                                    ------------  ------------
Loss from operations...............................   (8,436,490)   (5,193,496)
Other Income (Expense):
  Interest expense.................................   (2,567,334)   (2,016,575)
  Other income (expense)...........................       (2,362)       (6,245)
                                                    ------------  ------------
      Total other expense..........................   (2,569,696)   (2,022,820)
                                                    ------------  ------------
Net Loss........................................... $(11,006,186) $ (7,216,316)
                                                    ============  ============


  The accompanying notes to financial statements are an integral part of these statements.

                                BC BOSTON, L.P.

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                        TWO QUARTERS ENDED
                                                     -------------------------
                                                       JULY 12,     JULY 13,
                                                         1998         1997
                                                     ------------  -----------
Cash Flows from Operating Activities:
  Net loss.......................................... $(11,006,186) $(7,216,316)
  Adjustments to reconcile net loss to net cash used
   in operating activities:
    Depreciation and amortization...................    1,411,085    1,671,946
    Provision for asset impairment..................    4,818,581          --
    Changes in assets and liabilities:
      Inventories...................................      151,831      (95,438)
      Prepaid expenses and other current assets.....      135,163      948,939
      Accounts payable and accrued expenses.........      348,936   (2,561,650)
      Other assets and liabilities..................      172,567    1,492,631
                                                     ------------  -----------
        Net cash used in operating activities.......   (3,968,023)  (5,759,888)
                                                     ------------  -----------
Cash Flows from Investing Activities:
  Purchase of property, equipment and other related
   assets...........................................     (595,774)    (651,880)
                                                     ------------  -----------
        Net cash used in investing activities.......     (595,774)    (651,880)
                                                     ------------  -----------
Cash Flows from Financing Activities:
  Proceeds from long-term debt......................   19,043,631   27,650,704
  Payments on long-term debt........................  (14,468,901) (20,914,271)
  Dividends paid....................................          --      (186,191)
                                                     ------------  -----------
        Net cash from financing activities..........    4,574,730    6,550,242
                                                     ------------  -----------
Increase (Decrease) in Cash.........................       10,933      138,474
Cash, beginning of year.............................          --       755,535
                                                     ------------  -----------
Cash, end of period................................. $     10,933  $   894,009
                                                     ============  ===========


  The accompanying notes to financial statements are an integral part of these statements.

                                BC BOSTON, L.P.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

  The financial statements have been prepared by BC Boston, L.P. (the "Partnership") and are unaudited. The financial statements and notes thereto have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows as of July 12, 1998 and for all periods presented have been made. The statements are subject to audit adjustment. A description of the Partnership's accounting policies and other financial information are included in the audited financial statements.

2. ASSET IMPAIRMENT

  For the two quarters ended July 12, 1998, as a result of declining store performance, the Partnership recognized a $4.8 million asset impairment on property, equipment and other related assets and goodwill, which had a net book value of $4.8 million. The asset impairment is classified in general and administrative expenses in the accompanying statement of operations.

3. GOING CONCERN

  The Partnership has experienced significant losses since its inception, which has resulted in a capital deficiency as of July 12, 1998. Such losses have been funded primarily by capital contributions and cash advances from Boston Chicken, Inc. ("BCI") pursuant to a secured loan agreement. Furthermore, the Partnership anticipates that it will continue to generate cash flow deficits for the foreseeable future.

  On July 15, 1998, BCI converted its loan in the Partnership into a majority equity interest. In order to continue its operations, the Partnership will require additional cash advances, which it expects to obtain through a loan from BCI. BCI is currently attempting to restructure its outstanding publicly traded convertible subordinated debt and to raise additional debt and/or equity financing. There can be no assurance that BCI will be successful in such restructuring efforts. Should BCI be unable to refinance its senior debt, restructure its outstanding publicly traded convertible subordinated debt and raise additional debt and/or equity, it may be unable to fund the Partnership's cash flow deficits. As a result, the Partnership may be forced to seek protection under applicable bankruptcy law. Consequently, there is substantial doubt about the Partnership's ability to continue as a going concern and to satisfy its obligations as they become due.

                                 BCE WEST, L.P.

                                 BALANCE SHEETS

                   AS OF JULY 12, 1998 AND DECEMBER 28, 1997
                                  (UNAUDITED)

                                                        JULY 12,    DECEMBER 28,
                       ASSETS                             1998          1997
                       ------                         ------------  ------------
Current Assets:
  Cash............................................... $    240,101  $     95,857
  Inventories........................................      794,926       912,061
  Prepaid expenses and other current assets..........       57,021       262,537
                                                      ------------  ------------
    Total current assets.............................    1,092,048     1,270,455
Property, Equipment and Other Related Assets, net....   11,322,252    15,667,653
Costs in Excess of Net Assets Acquired, net..........    2,151,981     2,975,629
Other Assets, net....................................      120,000       213,300
                                                      ------------  ------------
    Total assets..................................... $ 14,686,281  $ 20,127,037
                                                      ============  ============
          LIABILITIES AND PARTNERS' DEFICIT
          ---------------------------------
Current Liabilities:
  Accounts payable................................... $    594,241  $    233,322
  Accrued expenses...................................    2,083,436     4,036,490
                                                      ------------  ------------
    Total current liabilities........................    2,677,677     4,269,812
Debt.................................................   47,006,720    43,337,487
Other Liabilities....................................    1,919,262       763,855
Commitments
Partners' Deficit....................................  (36,917,378)  (28,244,117)
                                                      ------------  ------------
    Total liabilities and partners' deficit.......... $ 14,686,281  $ 20,127,037
                                                      ============  ============



  The accompanying notes to financial statements are an integral part of these balance sheets.

                                 BCE WEST, L.P.

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                        TWO QUARTERS ENDED
                                                      ------------------------
                                                       JULY 12,     JULY 13,
                                                         1998         1997
                                                      -----------  -----------
Revenue ............................................. $20,722,098  $37,320,302
Costs and Expenses:
  Store operations:
   Food and paper....................................   7,172,676   14,096,281
   Labor.............................................   5,572,556    9,491,455
   Other controllable costs..........................   3,175,494    4,487,026
   Rent, occupancy and related.......................   3,863,131    4,565,083
   Contractual and discretionary marketing...........   1,697,519    5,955,656
  General and administrative.........................   4,467,144    3,807,627
  Depreciation and amortization (excluding goodwill
   amortization).....................................     954,963    1,561,800
  Goodwill amortization..............................     131,059      136,046
                                                      -----------  -----------
    Total costs and expenses.........................  27,034,542   44,100,974
                                                      -----------  -----------
Loss from operations.................................  (6,312,444)  (6,780,672)
Other Income (Expense):
  Interest expense...................................  (2,373,161)  (2,122,785)
  Other income (expense).............................      12,345       22,750
                                                      -----------  -----------
    Total other expense..............................  (2,360,816)  (2,100,035)
                                                      -----------  -----------
Net Loss............................................. $(8,673,260) $(8,880,707)
                                                      ===========  ===========


  The accompanying notes to financial statements are an integral part of these statements.

                                 BCE WEST, L.P.

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                        TWO QUARTERS ENDED
                                                      ------------------------
                                                       JULY 12,     JULY 13,
                                                         1998         1997
                                                      -----------  -----------
Cash Flows from Operating Activities:
  Net loss........................................... $(8,673,260) $(8,880,707)
  Adjustments to reconcile net loss to net cash used
   in operating activities:
    Depreciation and amortization....................   1,086,022    1,697,846
    Provision for asset impairment...................   3,783,317          --
    Changes in assets and liabilities:
      Inventories....................................     117,135       98,652
      Prepaid expenses and other current assets......     205,516      782,214
      Accounts payable and accrued expenses..........    (458,103)  (4,011,961)
      Other assets and liabilities...................      28,744    2,295,880
                                                      -----------  -----------
        Net cash used in operating activities........  (3,910,629)  (8,018,076)
                                                      -----------  -----------
Cash Flows from Investing Activities:
  Purchase of property, equipment and other related
   assets............................................    (127,380)  (5,057,313)
  Proceeds from sale of property and equipment.......     513,020       13,182
                                                      -----------  -----------
        Net cash provided by (used in) investing
         activities..................................     385,640   (5,044,131)
                                                      -----------  -----------
Cash Flows from Financing Activities:
  Borrowings on debt.................................  20,595,822   35,661,634
  Payments on debt................................... (16,926,589) (28,922,324)
  Dividends paid.....................................         --      (268,450)
  Proceeds from issuance of preferred partnership
   units.............................................         --     5,541,394
                                                      -----------  -----------
        Net cash provided by financing activities....   3,669,233   12,012,254
                                                      -----------  -----------
Net Decrease in Cash.................................     144,244   (1,049,953)
Cash, beginning of year..............................      95,857    1,242,953
                                                      -----------  -----------
Cash, end of period.................................. $   240,101  $   193,000
                                                      ===========  ===========


  The accompanying notes to financial statements are an integral part of these statements.

                                BCE WEST, L.P.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

  The financial statements have been prepared by BCE West, L.P. (the "Partnership") and are unaudited. The financial statements and notes thereto have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows as of July 12, 1998 and for all periods presented have been made. The statements are subject to audit adjustment. A description of the Partnership's accounting policies and other financial information are included in the audited financial statements.

2. ASSET IMPAIRMENT

  For the two quarters ended July 12, 1998, as a result of declining store performance, the Partnership recognized a $3.8 million asset impairment on property, equipment and other related assets and goodwill, which had a net book value of $3.8 million. The asset impairment is classified in general and administrative expenses in the accompanying statement of operations.

3. GOING CONCERN

  The Partnership has experienced significant losses since its inception, which has resulted in a capital deficiency as of July 12, 1998. Such losses have been funded primarily by capital contributions and cash advances from Boston Chicken, Inc. ("BCI") pursuant to a secured loan agreement. Furthermore, the Partnership anticipates that it will continue to generate cash flow deficits for the foreseeable future.

  On July 15, 1998, BCI converted its loan in the Partnership into a majority equity interest. In order to continue its operations, the Partnership will require additional cash advances, which it expects to obtain through a loan from BCI. BCI is currently attempting to restructure its outstanding publicly traded convertible subordinated debt and to raise additional debt and/or equity financing. There can be no assurance that BCI will be successful in such restructuring efforts. Should BCI be unable to refinance its senior debt, restructure its outstanding publicly traded convertible subordinated debt and raise additional debt and/or equity, it may be unable to fund the Partnership's cash flow deficits. As a result, the Partnership may be forced to seek protection under applicable bankruptcy law. Consequently, there is substantial doubt about the Partnership's ability to continue as a going concern and to satisfy its obligations as they become due.

                             BC GOLDENGATE, L.L.C.

                                 BALANCE SHEETS

                   AS OF JULY 12, 1998 AND DECEMBER 28, 1997
                                  (UNAUDITED)

                                                       JULY 12,    DECEMBER 28,
                       ASSETS                            1998          1997
                       ------                         -----------  ------------
Current Assets:
  Cash............................................... $   147,144  $   171,029
  Inventories........................................   1,003,567    1,151,503
  Prepaid expenses and other current assets..........      84,647      381,984
                                                      -----------  -----------
    Total current assets.............................   1,235,358    1,704,516
Property, Equipment and Other Related Assets, net....  11,773,521   24,188,945
Costs in Excess of Net Assets Acquired, net..........   1,679,955    3,224,537
Other Assets, net....................................     515,589    1,116,236
                                                      -----------  -----------
    Total assets..................................... $15,204,423  $30,234,234
                                                      ===========  ===========
          LIABILITIES AND MEMBERS' DEFICIT
          --------------------------------
Current Liabilities:
  Accounts payable................................... $ 1,029,403  $ 2,220,982
  Accrued expenses...................................   2,232,529    3,669,478
                                                      -----------  -----------
    Total current liabilities........................   3,261,932    5,890,460
Debt.................................................  57,477,008   49,992,626
Other Liabilities....................................   3,209,952    1,866,076
Commitments
Members' Deficit..................................... (48,744,469) (27,514,928)
                                                      -----------  -----------
    Total liabilities and members' deficit........... $15,204,423  $30,234,234
                                                      ===========  ===========



  The accompanying notes to financial statements are an integral part of these balance sheets.

                             BC GOLDENGATE, L.L.C.

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                       TWO QUARTERS ENDED
                                                    --------------------------
                                                      JULY 12,      JULY 13,
                                                        1998          1997
                                                    ------------  ------------
Revenue ........................................... $ 24,413,477  $ 33,397,442
Costs and Expenses:
  Store operations:
    Food and paper.................................    8,549,905    12,895,191
    Labor..........................................    6,980,554     8,469,269
    Other controllable costs.......................    4,149,571     4,583,287
    Rent, occupancy and related....................    5,560,425     5,277,250
    Contractual and discretionary marketing........    2,753,849     6,115,187
General and administrative.........................   13,098,782     3,049,709
Depreciation and amortization (excluding goodwill
 amortization).....................................    1,170,236     1,610,180
Goodwill amortization..............................      121,639       135,358
                                                    ------------  ------------
      Total costs and expenses.....................   42,384,961    42,135,431
                                                    ------------  ------------
Loss from operations...............................  (17,971,484)   (8,737,989)
Other Income (Expense):
  Interest expense.................................   (2,771,216)   (1,718,694)
  Other income (expense)...........................      113,158        37,339
                                                    ------------  ------------
      Total other expense..........................   (2,658,058)   (1,681,355)
                                                    ------------  ------------
Net Loss........................................... $(20,629,542) $(10,419,344)
                                                    ============  ============


  The accompanying notes to financial statements are an integral part of these statements.

                             BC GOLDENGATE, L.L.C.

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                       TWO QUARTERS ENDED
                                                    --------------------------
                                                      JULY 12,      JULY 13,
                                                        1998          1997
                                                    ------------  ------------
Cash Flows from Operating Activities:
  Net loss......................................... $(20,629,542) $(10,419,344)
  Adjustments to reconcile net loss to net cash
   used in operating activities:
    Depreciation and amortization..................    1,291,875     1,745,538
    Provision for asset impairment.................   11,025,507           --
    Changes in assets and liabilities:
      Inventories..................................      147,936        40,264
      Prepaid expenses and other current assets....      297,337     1,702,265
      Accounts payable and accrued expenses........     (895,181)   (1,971,512)
      Other assets and liabilities.................     (221,529)      435,432
                                                    ------------  ------------
        Net cash used in operating activities......   (8,983,597)   (8,467,357)
                                                    ------------  ------------
Cash Flows from Investing Activities:
  Purchase of property, equipment and other related
   assets..........................................     (208,068)   (5,682,741)
  Proceeds from sale of equipment..................    1,683,398        49,129
                                                    ------------  ------------
        Net cash from (used in) investing
         activities................................    1,475,330    (5,633,612)
                                                    ------------  ------------
Cash Flows from Financing Activities:
  Proceeds from issuance of members' units.........          --      4,433,115
  Proceeds from debt...............................   21,544,675    37,725,313
  Payment on debt..................................  (14,060,293)  (28,060,861)
                                                    ------------  ------------
        Net cash provided by financing activities..    7,484,382    14,097,567
                                                    ------------  ------------
Increase (Decrease) in Cash........................      (23,885)       (3,402)
Cash, beginning of period..........................      171,029     1,029,504
                                                    ------------  ------------
Cash, end of period................................ $    147,144  $  1,026,102
                                                    ============  ============


  The accompanying notes to financial statements are an integral part of these statements.

                             BC GOLDENGATE, L.L.C.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

  The financial statements have been prepared by BC GoldenGate, L.L.C. (the "Company") and are unaudited. The financial statements and notes thereto have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows as of July 12, 1998 and for all periods presented have been made. The statements are subject to audit adjustment. A description of the Company's accounting policies and other financial information are included in the audited financial statements.

2. ASSET IMPAIRMENT

  For the two quarters ended July 12, 1998, as a result of declining store performance, the Company recognized a $11.0 million asset impairment on property, equipment and other related assets and goodwill, which had a net book value of $11.0 million. The asset impairment is classified in general and administrative expenses in the accompanying statement of operations.

3. GOING CONCERN

  The Partnership has experienced significant losses since its inception, which has resulted in a capital deficiency as of July 12, 1998. Such losses have been funded primarily by capital contributions and cash advances from Boston Chicken, Inc. ("BCI") pursuant to a secured loan agreement. Furthermore, the Partnership anticipates that it will continue to generate cash flow deficits for the foreseeable future.

  On July 15, 1998, BCI converted its loan in the Partnership into a majority equity interest. In order to continue its operations, the Partnership will require additional cash advances, which it expects to obtain through a loan from BCI. BCI is currently attempting to restructure its outstanding publicly traded convertible subordinated debt and to raise additional debt and/or equity financing. There can be no assurance that BCI will be successful in such restructuring efforts. Should BCI be unable to refinance its senior debt, restructure its outstanding publicly traded convertible subordinated debt and raise additional debt and/or equity, it may be unable to fund the Partnership's cash flow deficits. As a result, the Partnership may be forced to seek protection under applicable bankruptcy law. Consequently, there is substantial doubt about the Partnership's ability to continue as a going concern and to satisfy its obligations as they become due.

                             BC TRI-STATES, L.L.C.

                                 BALANCE SHEET

                   AS OF JULY 12, 1998 AND DECEMBER 28, 1997
                                  (UNAUDITED)

                                                        JULY 12,    DECEMBER 28,
                                                          1998          1997
                                                       -----------  ------------
                        ASSETS
                        ------
Current assets:
  Cash................................................ $ 2,323,592  $     7,908
  Inventories.........................................     269,174      344,660
  Prepaid expenses and other current assets...........   3,021,863      116,319
                                                       -----------  -----------
    Total current assets.............................. 5,614,629        468,887
Property, Equipment and Other Related Assets, net.....  11,024,280   14,454,557
Costs in Excess of Net Assets Acquired, net...........  19,297,502   27,541,127
Other Assets, net.....................................     676,971      676,971
                                                       -----------  -----------
    Total assets...................................... $36,613,382  $43,141,542
                                                       ===========  ===========
      LIABILITIES AND MEMBERS' EQUITY (DEFICIT)
      -----------------------------------------
Current liabilities:
  Accounts payable.................................... $   239,650  $ 1,123,617
  Accrued expenses....................................   6,546,410    1,690,200
                                                       -----------  -----------
    Total current liabilities.........................   6,786,060    2,813,817
Debt..................................................  39,169,716   38,011,758
Other Liabilities.....................................   4,138,673          --
Commitments
Members' Equity (Deficit)............................. (13,481,067)   2,315,967
                                                       -----------  -----------
    Total liabilities and members' equity............. $36,613,382  $43,141,542
                                                       ===========  ===========


  The accompanying notes to financial statements are an integral part of these balance sheets.

                             BC TRI-STATES, L.L.C.

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                        TWO QUARTERS ENDED
                                                     -------------------------
                                                       JULY 12,     JULY 13,
                                                         1998         1997
                                                     ------------  -----------
Revenue ............................................ $  9,145,922  $ 3,551,734
Costs and Expenses:
  Store operations:
    Food and paper..................................    3,282,105    1,306,367
    Labor...........................................    2,514,659      968,948
    Other controllable costs........................    1,511,479      508,051
    Rent, occupancy and related.....................    1,075,393      342,383
    Contractual and discretionary marketing.........      710,911      296,880
General and administrative..........................   11,806,282    1,093,185
Depreciation and amortization (excluding goodwill
 amortization)......................................      901,470      229,771
Goodwill amortization...............................      913,973      636,547
                                                     ------------  -----------
      Total costs and expenses......................   22,716,272    5,382,132
                                                     ------------  -----------
Loss from operations................................  (13,570,350)  (1,830,398)
Other Income (Expense):
  Interest expense..................................   (2,119,440)    (712,060)
  Other income (expense)............................     (107,243)       1,659
                                                     ------------  -----------
      Total other expense...........................   (2,226,683)    (710,401)
                                                     ------------  -----------
Net Loss............................................ $(15,797,033) $(2,540,799)
                                                     ============  ===========


  The accompanying notes to financial statements are an integral part of these statements.

                             BC TRI-STATES, L.L.C.

                            STATEMENTS OF CASH FLOW
                                  (UNAUDITED)

                                                        TWO QUARTERS ENDED
                                                     -------------------------
                                                       JULY 12,     JULY 13,
                                                         1998         1997
                                                     ------------  -----------
Cash Flows from Operating Activities:
 Net loss........................................... $(15,797,033) $(2,540,799)
 Adjustments to reconcile net loss to net cash used
  in operating activities:
  Depreciation and amortization.....................    1,815,444      866,318
  Provision for asset impairment ...................   10,025,543          --
  Changes in assets and liabilities:
   Inventories......................................       75,486     (126,938)
   Prepaid expenses and other current assets........   (2,905,544)    (168,997)
   Accounts payable and accrued expenses............    4,616,393      642,509
   Other assets and liabilities.....................      593,029       52,335
                                                     ------------  -----------
    Net cash used in operating activities...........   (1,576,682)  (1,275,572)
                                                     ------------  -----------
Cash Flows from Investing Activities:
 Purchase of property, equipment and other related
  assets............................................     (265,591)  (6,865,106)
                                                     ------------  -----------
    Net cash used in investing activities...........     (265,591)  (6,865,106)
                                                     ------------  -----------
Cash Flows from Financing Activities:
 Proceeds from issuance of member units.............          --     5,541,395
 Proceeds from debt.................................   14,450,957   13,055,576
 Payments on debt...................................  (10,293,000)  (7,337,126)
                                                     ------------  -----------
    Net cash provided by financing activities.......    4,157,957   11,259,845
                                                     ------------  -----------
Net increase (decrease) in cash.....................    2,315,684    3,119,167
Cash, beginning of period...........................        7,908          --
                                                     ------------  -----------
Cash, end of period................................. $  2,323,592  $ 3,119,167
                                                     ============  ===========


  The accompanying notes to financial statements are an integral part of these statements.

                             BC TRI-STATES, L.L.C.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

  The financial statements have been prepared by BC Tri-States, L.L.C. (the "Company") and are unaudited. The financial statements and notes thereto have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows as of July 12, 1998 and for all periods presented have been made. The statements are subject to audit adjustment. A description of the Company's accounting policies and other financial information are included in the audited financial statements.

2. ASSET IMPAIRMENT

  For the two quarters ended July 12, 1998, as a result of declining store performance, the Company recognized a $10.0 million asset impairment on property, equipment and other related assets and goodwill, which had a net book value of $10.0 million. The asset impairment is classified in general and administrative expenses in the accompanying statement of operations.

3. GOING CONCERN

  The Partnership has experienced significant losses since its inception, which has resulted in a capital deficiency as of July 12,1998. Such losses have been funded primarily by capital contributions and cash advances from Boston Chicken, Inc. ("BCI") pursuant to a secured loan agreement. Furthermore, the Partnership anticipates that it will continue to generate cash flow deficits for the forseeable future.

  On July 15, 1998, BCI converted its loan in the Partnership into a majority equity interest. In order to continue its operations, the Partnership will require additional cash advances, which it expects to obtain through a loan from BCI. BCI is currently attempting to restructure its outstanding publicly traded convertible subordinated debt and to raise additional debt and/or equity financing. There can be no assurance that BCI will be successful in its restructuring efforts. Should BCI be unable to refinance its senior debt, restructure its outstanding publicly traded convertible subordinated debt and raise additional debt and/or equity, it may be unable to fund the Partnership's cash flow deficits. As a result, the Partnership may be forced to seek protection under applicable bankruptcy law. Consequently, there is substantial doubt about the Partnership's ability to continue as a going concern and to satisfy its obligations as they become due.

                              BC SUPERIOR, L.L.C.

                                 BALANCE SHEETS

                   AS OF JULY 12, 1998 AND DECEMBER 28, 1997
                                  (UNAUDITED)

                                                         JULY 12,   DECEMBER 28,
                                                           1998         1997
                                                        ----------- ------------
                        ASSETS
                        ------
Current Assets:
  Cash................................................. $ 1,639,224 $       --
  Inventories..........................................     746,306     854,506
  Prepaid expenses and other current assets............         --       35,863
                                                        ----------- -----------
    Total current assets...............................   2,385,530     890,369
Property, Equipment and Other Related Assets, net......   7,174,081  14,351,713
Costs in Excess of Net Assets Acquired, net............   6,588,640  20,089,370
Other Assets...........................................     340,000     340,000
                                                        ----------- -----------
    Total assets....................................... $16,488,251 $35,671,452
                                                        =========== ===========

           LIABILITIES AND MEMBERS' DEFICIT
           --------------------------------
Current Liabilities:
  Accounts payable.................................... $   305,357  $ 1,205,004
  Accrued expenses....................................   4,134,914   15,629,784
                                                       -----------  -----------
    Total current liabilities.........................   4,440,271   16,834,788
Debt..................................................  56,495,864   46,967,714
Other Liabilities.....................................  11,889,870      904,569
Commitments
Members' Deficit...................................... (56,337,754) (29,035,619)
                                                       -----------  -----------
    Total liabilities and members' equity (deficit)... $16,488,251  $35,671,452
                                                       ===========  ===========


  The accompanying notes to financial statements are an integral part of these balance sheets.

                              BC SUPERIOR, L.L.C.

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                       TWO QUARTERS ENDED
                                                    --------------------------
                                                      JULY 12,      JULY13,
                                                        1998          1997
                                                    ------------  ------------
Revenue ........................................... $ 14,380,867  $ 22,900,067
Costs and Expenses:
  Store operations:
   Food and paper..................................    5,451,095     9,012,684
   Labor...........................................    4,898,237     6,973,493
   Other controllable costs........................    2,683,355     3,543,840
   Rent, occupancy and related.....................    3,470,869     3,713,290
   Contractual and discretionary marketing.........    1,003,234     3,635,577
  General and administrative.......................   19,912,931     4,489,200
  Depreciation and amortization (excluding goodwill
   amortization)...................................      737,102     1,111,100
  Goodwill amortization............................      658,837       963,039
                                                    ------------  ------------
    Total costs and expenses.......................   38,815,660    33,442,223
                                                    ------------  ------------
Loss from operations...............................  (24,434,793)  (10,542,156)
Other Income (Expense):
  Interest expense.................................   (2,872,146)   (1,840,629)
  Other income (expense)...........................        4,846        31,786
                                                    ------------  ------------
    Total other expense............................   (2,867,300)   (1,808,843)
                                                    ------------  ------------
Net Loss........................................... $(27,302,093) $(12,350,999)
                                                    ============  ============


  The accompanying notes to financial statements are an integral part of these statements.

                              BC SUPERIOR, L.L.C.

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                       TWO QUARTERS ENDED
                                                    --------------------------
                                                      JULY 12,      JULY 13,
                                                        1998          1997
                                                    ------------  ------------
Cash Flows from Operating Activities:
 Net loss.......................................... $(27,302,093) $(12,350,999)
 Adjustments to reconcile net loss to net cash used
  in operating activities:
  Depreciation and amortization....................    1,395,939     2,074,139
  Provision for asset impairment...................   18,538,390           --
  Changes in assets and liabilities:
   Inventories.....................................      108,200      (227,273)
   Prepaid expenses and other current assets.......      320,423     1,047,649
   Accounts payable and accrued expenses...........    1,069,473    (1,376,464)
   Other assets and liabilities....................   (2,807,122)      744,098
                                                    ------------  ------------
    Net cash used in operating activities..........   (8,676,790)  (10,088,850)
                                                    ------------  ------------
Cash Flows from Investing Activities:
 Purchase of property, equipment and other related
  assets...........................................      (95,948)   (6,945,058)
 Proceeds from sale of assets......................      501,874         2,444
                                                    ------------  ------------
    Net cash provided by (used in) investing
     activities....................................      405,926    (6,942,614)
                                                    ------------  ------------
Cash Flows from Financing Activities:
 Proceeds from issuance of preferred units.........          --      2,216,562
 Proceeds from debt................................   23,629,250    30,997,745
 Payments on debt..................................  (13,719,162)  (15,495,204)
                                                    ------------  ------------
    Net cash provided by financing activities......    9,910,088    17,719,103
                                                    ------------  ------------
Increase in Cash...................................    1,639,224       687,639
Cash, beginning of period..........................          --        336,713
                                                    ------------  ------------
Cash, end of period................................ $  1,639,224  $  1,024,352
                                                    ============  ============


  The accompanying notes to financial statements are an integral part of these statements.

                              BC SUPERIOR, L.L.C.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

  The financial statements have been prepared by BC Superior, L.L.C. (the "Company") and are unaudited. The financial statements and notes thereto have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows as of July 12, 1998 and for all periods presented have been made. The statements are subject to audit adjustment. A description of the Company's accounting policies and other financial information are included in the audited financial statements.

2. ASSET IMPAIRMENT

  For the two quarters ended July 12, 1998, as a result of declining store performance, the Company recognized a $18.5 million asset impairment on property, equipment and other related assets and goodwill, which had a net book value of $18.5 million. The asset impairment is classified in general and administrative expenses in the accompanying statement of operations.

3. GOING CONCERN

  The Partnership has experienced significant losses since its inception, which has resulted in a capital deficiency as of July 12,1998. Such losses have been funded primarily by capital contributions and cash advances from Boston Chicken, Inc. ("BCI") pursuant to a secured loan agreement. Furthermore, the Partnership anticipates that it will continue to generate cash flow deficits for the forseeable future.

  On July 15, 1998, BCI converted its loan in the Partnership into a majority equity interest. In order to continue its operations, the Partnership will require additional cash advances, which it expects to obtain through a loan from BCI. BCI is currently attempting to restructure its outstanding publicly traded convertible subordinated debt and to raise additional debt and/or equity financing. There can be no assurance that BCI will be successful in its restructuring efforts. Should BCI be unable to refinance its senior debt, restructure its outstanding publicly traded convertible subordinated debt and raise additional debt and/or equity, it may be unable to fund the Partnership's cash flow deficits. As a result, the Partnership may be forced to seek protection under applicable bankruptcy law. Consequently, there is substantial doubt about the Partnership's ability to continue as a going concern and to satisfy its obligations as they become due.

                              BC HEARTLAND, L.L.C.

                                 BALANCE SHEETS

                   AS OF JULY 12, 1998 AND DECEMBER 28, 1997
                                  (UNAUDITED)

                                                         JULY 12,   DECEMBER 28,
                                                           1998         1997
                                                        ----------  ------------
                        ASSETS
                        ------
Current assets:
  Cash................................................. $  126,514   $   92,120
  Inventories..........................................    308,035      367,736
  Prepaid expenses and other current assets............     13,392       11,203
                                                        ----------   ----------
    Total current assets...............................    447,941      471,059
Property, Equipment and Other Related Assets, net......  6,312,372    8,046,521
Other Assets, net......................................    270,000      275,000
                                                        ----------   ----------
    Total assets....................................... $7,030,313   $8,792,580
                                                        ==========   ==========
           LIABILITIES AND MEMBERS' DEFICIT
           --------------------------------
Current liabilities:
  Accounts payable..................................... $  356,383   $  222,451
  Accrued expenses.....................................    845,042      994,655
                                                        ----------   ----------
    Total current liabilities..........................  1,201,425    1,217,106
Debt...................................................  7,387,400    7,623,160
Other Liabilities......................................    368,086      294,696
Commitments
Members' Deficit....................................... (1,926,598)    (342,382)
                                                        ----------   ----------
    Total liabilities and members' deficit............. $7,030,313   $8,792,580
                                                        ==========   ==========


  The accompanying notes to financial statements are an integral part of these balance sheets.

                              BC HEARTLAND, L.L.C.

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                         TWO QUARTERS ENDED
                                                       ------------------------
                                                        JULY 12,     JULY 13,
                                                          1998         1997
                                                       -----------  -----------
Revenue .............................................  $ 8,675,677  $ 7,529,548
Costs and Expenses:
  Store operations:
    Food and paper...................................    3,134,938    3,059,259
    Labor............................................    2,427,499    1,985,667
    Other controllable costs.........................    1,220,398      981,671
    Rent, occupancy and related......................    1,353,547    1,075,680
    Contractual and discretionary marketing..........      672,618      763,924
General and administrative...........................      554,092    1,083,953
Depreciation and amortization (excluding goodwill am-
 ortization).........................................      506,979      131,126
                                                       -----------  -----------
      Total costs and expenses.......................    9,870,071    9,081,280
                                                       -----------  -----------
Loss from operations.................................   (1,194,394)  (1,551,732)
Other Income (Expense):
    Interest expense.................................     (393,534)    (111,042)
    Other income (expense)...........................        3,712      456,871
                                                       -----------  -----------
      Total other expense............................     (389,822)     345,829
                                                       -----------  -----------
Net Loss.............................................  $(1,584,216) $(1,205,903)
                                                       ===========  ===========


  The accompanying notes to financial statements are an integral part of these statements.

                              BC HEARTLAND, L.L.C.

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                        TWO QUARTERS ENDED
                                                      ------------------------
                                                       JULY 12,     JULY 13,
                                                         1998         1997
                                                      -----------  -----------
Cash Flows from Operating Activities:
 Net loss............................................ $(1,584,216) $(1,205,903)
 Adjustments to reconcile net loss to net cash from
  (used in) operating activities:
  Depreciation and amortization......................     506,980      131,127
  Changes in assets and liabilities:
   Inventories.......................................      59,701      (11,750)
   Prepaid expenses and other current assets.........      (2,189)     (95,803)
   Accounts payable and accrued expenses.............      70,764        7,431
   Other assets and liabilities......................      (6,645)     164,559
                                                      -----------  -----------
    Net cash provided by (used in) operating
     activities......................................    (955,605)  (1,010,339)
                                                      -----------  -----------
Cash Flows from Investing Activities:
 Purchase of property, equipment and other related
  assets.............................................     (41,619)  (3,680,776)
 Proceeds from the sale of assets....................   1,267,378       16,242
                                                      -----------  -----------
    Net cash from (used in) investing activities.....   1,225,759   (3,664,534)
                                                      -----------  -----------
Cash Flows from Financing Activities:
 Proceeds from issuance of member units..............         --     3,553,433
 Dividends paid......................................         --       (76,000)
 Proceeds from debt..................................   6,658,372    7,937,829
 Payments on debt....................................  (6,894,132)  (6,838,761)
                                                      -----------  -----------
    Net cash provided by (used in) financing
     activities......................................    (235,760)   4,576,501
                                                      -----------  -----------
Increase (Decrease) in Cash..........................      34,394      (98,372)
Cash, beginning of period............................      92,120      383,612
                                                      -----------  -----------
Cash, end of period.................................. $   126,514  $   285,240
                                                      ===========  ===========


  The accompanying notes to financial statements are an integral part of these statements.

                             BC HEARTLAND, L.L.C.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

  The financial statements have been prepared by BC Heartland, L.L.C. (the "Company") and are unaudited. The financial statements and notes thereto have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows as of July 12, 1998 and for all periods presented have been made. The statements are subject to audit adjustment. A description of the Partnership's accounting policies and other financial information are included in the audited financial statements.

2. GOING CONCERN

  The Partnership has experienced significant losses since its inception, which has resulted in a capital deficiency as of July 12, 1998. Such losses have been funded primarily by capital contributions and cash advances from Boston Chicken, Inc. ("BCI") pursuant to a secured loan agreement. Furthermore, the Partnership anticipates that it will continue to generate cash flow deficits for the foreseeable future.

  On July 15, 1998, BCI converted its loan in the Partnership into a majority equity interest. In order to continue its operations, the Partnership will require additional cash advances, which it expects to obtain through a loan from BCI. BCI is currently attempting to restructure its outstanding publicly traded convertible subordinated debt and to raise additional debt and/or equity financing. There can be no assurance that BCI will be successful in such restructuring efforts. Should BCI be unable to refinance its senior debt, restructure its outstanding publicly traded convertible subordinated debt and raise additional debt and/or equity, it may be unable to fund the Partnership's cash flow deficits. As a result, the Partnership may be forced to seek protection under applicable bankruptcy law. Consequently, there is substantial doubt about the Partnership's ability to continue as a going concern and to satisfy its obligations as they become due.

                            MARKET PARTNERS, L.L.C.

                      STATEMENTS OF ASSETS AND LIABILITIES

                                                         DECEMBER    JULY 12,
                                                         28, 1997      1998
                                                        ----------- -----------
                                                                    (UNAUDITED)
                        ASSETS
                        ------
Current Assets:
  Cash and cash equivalents............................ $   494,200 $   508,462
  Interest receivable..................................       2,841         934
                                                        ----------- -----------
    Total current assets...............................     497,041     509,396
  Investments, at fair value (cost of $67,858,190 in
   1997 and $67,876,812 in 1998).......................  57,928,211  15,575,408
  Organization costs, net of accumulated amortization
   of $89,199 in 1997 and $112,252 in 1998.............     285,079     244,736
                                                        ----------- -----------
    Total assets....................................... $58,710,331 $16,329,540
                                                        =========== ===========
                      LIABILITIES
                      -----------
Accounts payable....................................... $       --  $       --
                                                        ----------- -----------
    Total liabilities..................................         --          --
                                                        ----------- -----------
    Net assets......................................... $58,710,331 $16,329,540
                                                        =========== ===========

  The accompanying notes to financial statements are an integral part of these statements.

                            MARKET PARTNERS, L.L.C.

                            SCHEDULE OF INVESTMENTS
                            AS OF DECEMBER 28, 1997

      SHARES   ISSUER                                      COST     FAIR VALUE
      ------   ------                                   ----------- -----------
                                                                     (NOTE 2)
 JUNIOR PREFERRED INVESTMENTS:
    16,624,183 R&A Food Services, L.P................   $14,999,999      *
     4,433,115 BC Boston, L.P........................     4,000,001      *
    11,082,788 BCE West, L.P.........................     9,999,999      *
     5,178,433 BC Heartland, L.L.C...................     4,672,504      *
    11,082,788 P&L Foods Services, L.L.C.............     9,999,999      *
     6,649,673 BC Northwest, L.P.....................     5,999,996      *
     4,433,115 BC GoldenGate, L.L.C..................     4,000,001      *
     3,324,837 Finest Foodservice, L.L.C.............     3,000,004      *
     2,216,558 BC Superior, L.L.C....................     1,999,996      *
               BCBM Southwest, L.P. (formerly BC
     4,433,115 Texas, Inc.)..........................     4,010,669      *
     5,541,394 BC Tri-States, L.L.C..................     5,013,298      *
                                                        ----------- -----------
               Total Junior Preferred Investments....    67,696,466 $57,928,211
 WARRANTS TO PURCHASE COMMON UNITS:
               BC Great Lakes, L.L.C.................        41,378         --
               Finest Foodservice, L.L.C.............        10,610         --
               R&A Food Services, L.P................            94         --
               BC Northwest, L.P.....................         8,914         --
               Platinum Rotisserie, L.L.C............        15,304         --
               P&L Food Services, L.L.C..............         7,044         --
               BC Boston, L.P........................         1,883         --
               BCE West, L.P.........................         5,903         --
               BC Superior, L.L.C....................         3,465         --
               BC GoldenGate, L.L.C..................        67,129         --
                                                        ----------- -----------
               Total Warrants to Purchase Common
               Units.................................       161,724         --
                                                        ----------- -----------
               Total Investments.....................   $67,858,190 $57,928,211
                                                        =========== ===========

  The accompanying notes to financial statements are an integral part of this schedule.

                            MARKET PARTNERS, L.L.C.

                            SCHEDULE OF INVESTMENTS
                              AS OF JULY 12, 1998
                                  (UNAUDITED)

      SHARES   ISSUER                                      COST     FAIR VALUE
      ------   ------                                   ----------- -----------
                                                                     (NOTE 2)
 JUNIOR PREFERRED INVESTMENTS:
    16,624,183 R&A Food Services, L.P................   $14,999,999      *
     4,433,115 BC Boston, L.P........................     4,000,001      *
    11,082,788 BCE West, L.P.........................     9,999,999      *
     5,178,433 BC Heartland, L.L.C...................     4,672,504      *
    11,082,788 P&L Foods Services, L.L.C.............     9,999,999      *
     6,649,673 BC Northwest, L.P.....................     5,999,996      *
     4,433,115 BC GoldenGate, L.L.C..................     4,000,001      *
     3,324,837 Finest Foodservice, L.L.C.............     3,000,004      *
     2,216,558 BC Superior, L.L.C....................     1,999,996      *
               BCBM Southwest, L.P. (formerly BC
     4,433,115 Texas, Inc.)..........................     4,010,669      *
     5,541,394 BC Tri-States, L.L.C..................     5,013,298      *
                                                        ----------- -----------
               Total Junior Preferred Investments....    67,696,466 $15,575,408
 WARRANTS TO PURCHASE COMMON UNITS:
               Finest Foodservice, L.L.C.............        10,610         --
               R&A Food Services, L.P................            94         --
               BC Northwest, L.P.....................         8,914         --
               Platinum Rotisserie, L.L.C............        15,304         --
               P&L Food Services, L.L.C..............         7,044         --
               BC Boston, L.P........................         1,883         --
               BCE West, L.P.........................         5,903         --
               BC Superior, L.L.C....................         3,465         --
               BC GoldenGate, L.L.C..................        67,129         --
                                                        ----------- -----------
               Total Warrants to Purchase Common
               Units.................................       120,346         --
                                                        ----------- -----------
               Total Investments.....................   $67,816,812 $15,575,408
                                                        =========== ===========

  The accompanying notes to financial statements are an integral part of this schedule.

                            MARKET PARTNERS, L.L.C.

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                         TWO QUARTERS ENDED
                                                      ------------------------
                                                       JULY 13,     JULY 12,
                                                         1997         1998
                                                      ----------- ------------
Investment Income:
  Dividend income.................................... $ 9,803,589 $        --
  Interest income....................................      84,251       17,434
                                                      ----------- ------------
    Total income.....................................   9,887,840       17,434
Expenses:
  General and administrative.........................     105,923       45,422
                                                      ----------- ------------
Investment income (loss), net........................   9,781,917      (27,988)
Realized and Unrealized Gain (Loss) on Investments:
  Realized gain on sale of investments...............   2,365,610          --
  Unrealized appreciation (depreciation) on
   investments.......................................         --   (42,352,803)
                                                      ----------- ------------
    Net gain (loss) on investments...................   2,365,610  (42,352,803)
                                                      ----------- ------------
Net Income (Loss).................................... $12,147,527 $(42,380,791)
                                                      =========== ============
Basic and Diluted Earnings (Loss) Per Unit........... $   607,376 $ (1,384,993)
                                                      =========== ============
Weighted Average Number of Membership Units
 Outstanding.........................................          20         30.6
                                                      =========== ============

  The accompanying notes to financial statements are an integral part of these statements.

                            MARKET PARTNERS, L.L.C.

                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                        TWO QUARTERS ENDED
                                                     -------------------------
                                                      JULY 13,      JULY 12,
                                                        1997          1998
                                                     -----------  ------------
Increase (decrease) in net assets from operations:
  Investment income (loss), net..................... $ 9,781,917  $    (27,988)
  Net realized gain on investments..................   2,365,610           --
  Unrealized appreciation (depreciation) on
   investments......................................         --    (42,352,803)
                                                     -----------  ------------
    Net increase (decrease) in net assets from
     operations.....................................  12,147,527   (42,380,791)
  Distributions to members.......................... (11,770,460)          --
  Member contributions..............................  38,249,985           --
                                                     -----------  ------------
    Total increase (decrease).......................  38,627,052   (42,380,791)
  Net assets, beginning of period...................  39,346,484    58,710,331
                                                     -----------  ------------
  Net assets, end of period......................... $77,973,536  $ 16,329,540
                                                     ===========  ============

  The accompanying notes to financial statements are an integral part of these statements.

                            MARKET PARTNERS, L.L.C.

                         NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS

  Market Partners, L.L.C. (the "Company"), a Delaware limited liability company, was formed on July 18, 1996, primarily for the purpose of investing in certain financed area developers ("FADs") of Boston Chicken, Inc. ("BCI"). BCI FADs operate Boston Market franchise stores that specialize in fresh, convenient meals featuring home-style entrees, sandwiches, vegetables, salads and other side dishes in the United States.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Basis of Presentation

  The financial statements have been prepared by the Company and are unaudited except for the balance sheet at December 28, 1997 and notes related thereto. The financial statements and notes thereto have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of the Company, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the Company's financial position, results of operations and changes in net assets as of July 12, 1998 and for all periods presented have been made. The statements are subject to year-end audit adjustment. A description of the Company's accounting policies and other financial information is included in the audited financial statements for the year ended December 28, 1997. The results of operations for the two quarters ended July 12, 1998 are not necessarily indicative of the results expected for the full year.

 Investments

  All investments held by the Company are in privately held businesses. The investments are stated at estimated fair value. The fair value of the preferred investments as of December 28, 1997 and July 12, 1998 was determined in aggregate based upon the consideration to be received in the proposed merger of the Company with BCI (See Note 5). The estimated market value of the common stock at December 28, 1997 was determined based upon the market value of BCI's common stock measured over a period of time prior to and after the agreement in principle to acquire the Company was reached and publicly announced. The estimated market value of the series A exchangeable preferred stock at December 28, 1997 was determined based upon a discounted cash flow analysis of the dividend and principle payments of the instrument. The analysis utilized a discount rate equal to the yield of BCI's publicly-traded debentures measured over a period of time prior to and after the agreement in principle to acquire the Company was reached and publicly announced. The estimated market value of BCI's common stock and the Series A exchangeable preferred stock at July 12, 1998 used the same measurement assumptions using the market value of BCI's common stock and publicly-traded debentures as of July 12, 1998. The fair value of the warrants to purchase common units was computed using the Black-Scholes option pricing model.

                            MARKET PARTNERS, L.L.C.

3. INVESTMENTS

  Dividends accrue on the preferred investments at the rate of 8% per annum on the outstanding face amount of the preferred investments, payable semi-annually in cash. The Company was paid only one of the semi-annual dividends in 1997 and did not accrue the second dividend payment. The Company did not accrue the dividend payment which was not paid during the first quarter of 1998. Unless all dividends on the preferred investments have been paid in full, no other dividends can be declared or paid on the FAD's common equity securities. In the event the FAD has not redeemed the preferred investments prior to the expiration date of BCI's conversion and/or option rights under the applicable FAD secured loan agreements ("Conversion Right") as of the date of the initial investment in the preferred investments of the FAD (without regard to any subsequent amendment thereof by the FAD and BCI), the dividends rate will increase by 2% immediately, and by an additional 2% every six months thereafter, to a maximum dividend rate of 20%.

  In the event BCI exercises its Conversion Right, otherwise acquires a controlling interest in such FAD, or acquires a certain percentage of Boston Market stores owned by such FAD (each, a "Controlling Interest Acquisition"), the Company has the right to require the FAD to repurchase the preferred investment at its liquidation preference, plus a redemption premium equal to 4% of the liquidation preference, plus any accrued but unpaid dividends to the date of redemption. The liquidation preference is equal to the face amount of the preferred investment. Generally, the investments were purchased at a discount equal to the cost of the warrants to purchase common units in the FAD.

  The preferred investments are redeemable at any time by the issuing FAD at its liquidation preference, plus a redemption premium equal to 4% of the liquidation preference, plus any accrued but unpaid dividends to the date of redemption.

  The preferred investments are junior to any BC Equity Funding, L.L.C. preferred equity and any other existing preferred equity of a FAD with respect to distribution rights and rights upon dissolution. In the event of liquidation, the preferred investments have a liquidation preference over common equity equal to their face amount.

  The Company has purchased warrants from certain FADs entitling the Company to purchase 7% of each FAD's common equity on a fully diluted basis, exercisable only in the event of a Controlling Interest Acquisition of the FAD. The exercise price of each warrant is equal to the weighted average conversion/option exercise price per unit on the maximum amount of the convertible loan commitment under such FAD's secured loan agreement with BCI as of the date such FAD warrant was issued. The warrant may be exercised within 10 business days after a Controlling Interest Acquisition of a FAD, subject to BCI's Call Right described below. Each FAD warrant expires at the same time as BCI's Conversion Right for such FAD expires, provided that all FAD warrants terminate as provided below. BCI has the right to purchase the FAD warrant at any time within two business days after the Company has indicated its intention to exercise the FAD warrant in a particular FAD (the "Call Right"), at a purchase price based on the FAD Value. The FAD Value is equal to the product of (i) the FAD's earnings before interest, taxes, depreciation and amortization ("EBITDA") for the preceding thirteen accounting periods, and (ii) the greater of (A) eight, or (B) 50% of BCI's EBITDA multiple. The product of the foregoing calculation is adjusted by (y) subtracting the aggregate exercise price of the FAD warrant and any indebtedness of the FAD (excluding the convertible loan to BCI), and (z) adding any cash of the FAD. The FAD Value is payable in cash, or at BCI's option, in registered shares of BCI.

                            MARKET PARTNERS, L.L.C.

4. SUMMARY FINANCIAL INFORMATION

  The following tables set forth certain combined financial information as of the dates indicated provided to the Company by the Boston Market financed area developers in which the Company holds equity investment (in thousands).

                                                        DECEMBER 29, DECEMBER 28,
                                                            1996         1997
                                                        ------------ ------------
      Balance sheet data:
        Total gross assets.............................   $588,029     $436,400
        Total debt:
          To Boston Chicken, Inc.......................    490,078      612,512
          To third parties (including capital lease
           obligations)................................     16,040       10,167
        Total other liabilities (including trade
         payables).....................................     86,303       97,478
        Total stockholder/partner/member deficit.......    (52,798)    (347,180)

                                                           FISCAL YEAR ENDED
                                                       -------------------------
                                                       DECEMBER 29, DECEMBER 28,
                                                           1996         1997
                                                       ------------ ------------
      Statement of operations data:
      Gross revenue...................................   $721,945     $694,239
      Income (loss) from continuing operations........   (130,764)    (292,565)

5. MERGER

  On July 15th, 1998, the Company closed an agreement with BCI that called for BCI to acquire the Company through a merger of the Company into a wholly-owned subsidiary of BCI in consideration for $66.6 million aggregate liquidation preference of 10% Series A Exchangeable Preferred Stock of BCI (the "Preferred Stock"), 1,946,000 shares of common stock of BCI and $5.6 million in cash, to be allocated among the members. The 10% quarterly dividend on the Preferred Stock is payable, at BCI's option, in either additional shares of Preferred Stock or cash for a period of three years and is payable in cash thereafter. The Preferred Stock is optionally redeemable by BCI at any time, in cash, at redemption prices which start at 50% of the liquidation preference and increase over time. The Preferred Stock is mandatorily redeemable in 2005 at a price of 110% of the liquidation preference, which is equal to the face amount of the security.

                           BC EQUITY FUNDING, L.L.C.

                      STATEMENTS OF ASSETS AND LIABILITIES

                                                        DECEMBER 28,  JULY 12,
                        ASSETS                              1997        1998
                        ------                          ------------ -----------
                                                                     (UNAUDITED)
Current Assets:
  Cash and cash equivalents...........................  $   230,140  $   236,947
  Interest receivable.................................          969          423
                                                        -----------  -----------
    Total current assets..............................      231,109      237,370
Investments, at fair value (cost of $72,096,820 in
 1997 and in 1998)....................................   50,841,054   13,234,828
Organization costs, net of accumulated amortization of
 $38,094 in 1997 and $43,301 in 1998..................       42,874       33,762
                                                        -----------  -----------
    Total assets......................................  $51,115,037  $13,505,960
                                                        ===========  ===========
                     LIABILITIES
                     -----------
Accounts payable......................................  $       --   $       --
Distributions payable.................................          --           --
                                                        -----------  -----------
    Total liabilities.................................          --           --
                                                        -----------  -----------
    Net assets........................................  $51,115,037  $13,505,960
                                                        ===========  ===========

  The accompanying notes to financial statements are an integral part of these statements.

                           BC EQUITY FUNDING, L.L.C.

                            SCHEDULE OF INVESTMENTS
                            AS OF DECEMBER 28, 1997

   SHARES                ISSUER (NOTE 4)                   COST     FAIR VALUE
 ----------              ---------------                ----------- -----------
                                                                     (NOTE 2)
 PREFERRED INVESTMENTS, INCLUDING ACCRUED DIVIDENDS:
     10,000 W.M.J. Texas, Inc........................   $11,636,255      *
     10,000 R&A Food Services, Inc...................    13,083,909      *
 10,000,000 Finest Holdings, Inc.....................    11,053,313      *
  9,200,000 BC GoldenGate Holdings, Inc..............    10,026,927      *
  5,000,000 BC Boston Holdings, Inc..................     6,339,026      *
  3,500,000 BCE West Holdings, Inc...................     4,315,323      *
  4,000,000 P&L Foods Holdings, Inc..................     4,935,683      *
  2,500,000 EFM Holdings, Inc. (a)...................     2,954,973      *
  2,500,000 BC Northwest Holdings, Inc...............     3,049,271      *
                                                        ----------- -----------
        Total Preferred Investments...................   67,394,680 $50,841,054
 WARRANTS TO PURCHASE COMMON STOCK OR UNITS:
             BCBM Southwest, L.P. (formerly BC Texas,
    158,000  Inc.)...................................     1,434,640         --
  4,750,000 Finest Foodservice, L.L.C................     1,805,000         --
  3,750,000 BC GoldenGate, L.L.C.....................     1,462,500         --
                                                        ----------- -----------
        Total Warrants to Purchase Common Stock or
         Units........................................    4,702,140         --
                                                        ----------- -----------
        Total Investments.............................  $72,096,820 $50,841,054
                                                        =========== ===========

--------
(a) Represents investment in BC Superior, L.L.C.

  The accompanying notes to financial statements are an integral part of this schedule.

                           BC EQUITY FUNDING, L.L.C.

                            SCHEDULE OF INVESTMENTS
                              AS OF JULY 12, 1998
                                  (UNAUDITED)

   SHARES                ISSUER (NOTE 4)                   COST     FAIR VALUE
 ----------              ---------------                ----------- -----------
                                                                     (NOTE 2)
 PREFERRED INVESTMENTS, INCLUDING ACCRUED DIVIDENDS:
     10,000 W.M.J. Texas, Inc........................   $11,636,255      *
     10,000 R&A Food Services, Inc...................    13,083,909      *
 10,000,000 Finest Holdings, Inc.....................    11,053,313      *
  9,200,000 BC GoldenGate Holdings, Inc..............    10,026,927      *
  5,000,000 BC Boston Holdings, Inc..................     6,339,026      *
  3,500,000 BCE West Holdings, Inc...................     4,315,323      *
  4,000,000 P&L Foods Holdings, Inc..................     4,935,683      *
  2,500,000 EFM Holdings, Inc. (a)...................     2,954,973      *
  2,500,000 BC Northwest Holdings, Inc...............     3,049,271      *
                                                        ----------- -----------
        Total Preferred Investments...................   67,394,680 $13,234,828
 WARRANTS TO PURCHASE COMMON STOCK OR UNITS:
             BCBM Southwest, L.P. (formerly BC Texas,
    158,000  Inc.)...................................     1,434,640         --
  4,750,000 Finest Foodservice, L.L.C................     1,805,000         --
  3,750,000 BC GoldenGate, L.L.C.....................     1,462,500         --
                                                        ----------- -----------
        Total Warrants to Purchase Common Stock or
         Units........................................    4,702,140         --
                                                        ----------- -----------
        Total Investments.............................  $72,096,820 $13,234,828
                                                        =========== ===========

--------
(a) Represents investment in BC Superior, L.L.C.

  The accompanying notes to financial statements are an integral part of this schedule.

                           BC EQUITY FUNDING, L.L.C.

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                         TWO QUARTERS ENDED
                                                       -----------------------
                                                        JULY 13,    JULY 12,
                                                          1997        1998
                                                       ---------- ------------
Investment Income:
  Dividend income..................................... $3,562,622 $        --
  Interest income.....................................      8,444        6,760
                                                       ---------- ------------
Total income..........................................  3,571,066        6,760
Expenses:
  General and administrative..........................     24,300        9,611
                                                       ---------- ------------
Investment income (loss), net.........................  3,546,766       (2,851)
Unrealized Gain (Loss) on Investments:
  Unrealized appreciation (depreciation) on
   investments........................................        --   (37,606,226)
                                                       ---------- ------------
    Net gain (loss) on investments....................        --   (37,606,226)
                                                       ---------- ------------
Net Income (Loss)..................................... $3,546,766 $(37,609,077)
                                                       ========== ============
Basic and Diluted Earnings (Loss) per Unit............ $   59,112 $   (626,818)
                                                       ========== ============
Weighted Average Number of Membership Units
 Outstanding..........................................         60           60
                                                       ========== ============

  The accompanying notes to financial statements are an integral part of these statements.

                           BC EQUITY FUNDING, L.L.C.

                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                         TWO QUARTERS ENDED
                                                      ------------------------
                                                       JULY 13,     JULY 12,
                                                         1997         1998
                                                      ----------- ------------
Increase (decrease) in net assets from operations:
  Investment income (loss), net...................... $ 3,546,766 $     (2,851)
  Unrealized appreciation (depreciation) on
   investments.......................................         --   (37,606,226)
                                                      ----------- ------------
    Net increase in net assets from operations.......   3,546,766  (37,609,077)
                                                      ----------- ------------
    Total increase (decrease)........................   3,546,766  (37,609,077)
  Net assets, beginning of period....................  76,617,695   51,115,037
                                                      ----------- ------------
  Net assets, end of period.......................... $80,164,461 $ 13,505,960
                                                      =========== ============

  The accompanying notes to financial statements are an integral part of these statements.

                           BC EQUITY FUNDING, L.L.C.

                         NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS

  BC Equity Funding, L.L.C. (the "Company"), a Delaware limited liability company, was formed on February 15, 1995 for the purpose of investing in cumulative preferred stock or the partnership or limited liability company equivalent thereof in certain financed area developers ("FADs") of Boston Chicken, Inc. ("BCI") or investing in entities which invest in BCI FADs. BCI FADs operate Boston Market franchise stores that specialize in fresh, convenient meals featuring home-style entrees, sandwiches, vegetables, salads and other side dishes in the United States.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Basis of Presentation

  The financial statements have been prepared by the Company and are unaudited except for the balance sheet at December 28, 1997 and notes related thereto. The financial statements and notes thereto have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of the Company, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the Company's financial position, results of operations and changes in net assets as of July 12, 1998 and for all periods presented have been made. The statements are subject to year-end audit adjustment. A description of the Company's accounting policies and other financial information is included in the audited financial statements for the year ended December 28, 1997. The results of operations for the two quarters ended July 12, 1998 are not necessarily indicative of the results expected for the full year.

 Investments

  All investments held by the Company are in privately held businesses. These investments are stated at estimated fair value. The fair value of the preferred investments as of December 28, 1997 and July 12, 1998 was determined in aggregate based upon the consideration to be received in the proposed merger of the Company with BCI (See Note 5.) The estimated market value of the common stock at December 28, 1997 was determined based upon the market value of BCI's common stock measured over a period of time prior to and after the agreement in principle to acquire the Company was reached and publicly announced. The estimated market value of the series A exchangeable preferred stock at December 28, 1997 was determined based upon a discounted cash flow analysis of the dividend and principle payments of the instrument. The analysis utilized a discount rate equal to the yield of BCI's publicly-traded debentures measured over a period of time prior to and after the agreement in principle to acquire the Company was reached and publicly announced. The estimated market value of BCI's common stock and the series A exchangeable preferred stock at July 12, 1998 used the market value of BCI's common stock and publicly-traded debentures as of July 12, 1998. Dividends declared but not distributed are included in both the cost basis and fair value of investments. The fair value of the warrants to purchase common stock or units was computed using the Black-Scholes option pricing model.

                           BC EQUITY FUNDING, L.L.C.

3. INVESTMENTS

  Each preferred equity investment earns dividends (or is entitled to receive preferential distributions, in the case of a partnership or a limited liability company investment) at a per annum rate equal to 10% of its Adjusted Issue Price. The Adjusted Issue Price of the preferred equity investment is equal to the amount initially paid for the instrument, increased semiannually, by the amount of dividends accrued but not paid during the period. Dividends accrue, but are not paid currently, until the fifth anniversary of the issue date. Thereafter, the preferred equity investments provide for current payment of semi-annual cash dividends or distributions. Dividends were not accrued in 1998.

  The preferred equity securities may be redeemed at the option of the FAD at any time for the Adjusted Issue Price, plus a redemption premium initially equal to 10% of the initial issue price, increased by 2% each year, up to a maximum of 20% (the "Redemption Price"). In the event of liquidation, the preferred equity interests will be entitled to a liquidation price equal to the Redemption Price.

  The Company has the right to require a FAD to redeem the preferred interest at the Redemption Price in the event (i) BCI exercises any of its conversion and/or option rights under such FAD's secured loan agreement with BCI, (ii) there is a change in control of the FAD, (iii) sale of 30% of the FAD's assets, or (iv) there is an uncured monetary default by the FAD under its secured loan agreement with BCI.

  In the event the FAD has not redeemed the preferred investment prior to the date on which BCI's conversion and/or option rights under the FAD's secured loan agreement with BCI expire unexercised, the Company will have the right to require, subject to certain conditions, including BCI's prior consent, that the FAD undertake a firm commitment underwritten public offering of equity of the FAD. Any preferred interests held by the Company will be automatically converted into shares of common equity determined by dividing the applicable Redemption Price by the price per share of the common shares in the public offering. In the event BCI does not consent to the FAD public offering, BCI will be obligated to purchase the preferred investments at the Redemption Price.

  The Company holds warrants to purchase 158,000 shares of common stock of BCBM Southwest, L.P. at $20 per unit; 4,750,000 common membership units of Finest Foodservice, L.L.C. at $1.00 per unit; and 3,750,000 common membership units of BC GoldenGate L.L.C. at $1.00 per unit. The warrants expire in November 2003, June 2004 and July 2003, respectively.

                           BC EQUITY FUNDING, L.L.C.

4. SUMMARY FINANCIAL INFORMATION

  The following tables set forth certain combined financial information as of the dates indicated provided to the Company by the Boston Market financed area developers in which the Company holds equity investment (in thousands):

                                                        DECEMBER 29, DECEMBER 28,
                                                            1996         1997
                                                        ------------ ------------
      Balance sheet data:
        Total gross assets.............................   $382,324     $339,528
        Total debt:
          To Boston Chicken, Inc.......................    357,907      508,281
          To third parties (including capital lease
           obligations)................................      2,768        1,984
        Total other liabilities (including trade
         payables).....................................     69,154       89,791
        Total stockholder/partner/member deficit.......    (81,331)    (315,483)

                                                           FISCAL YEAR ENDED
                                                       -------------------------
                                                       DECEMBER 29, DECEMBER 28,
                                                           1996         1997
                                                       ------------ ------------
      Statement of operations data:
        Gross revenue.................................   $531,367     $609,572
        Income (loss) from continuing operations......   (108,599)    (251,867)

5. MERGER

  On July 15, 1998, the Company closed an agreement with BCI that called for BCI to acquire the Company through a merger of the Company into a wholly-owned subsidiary of BCI in consideration for $60.2 million aggregate liquidation preference of 10% Series A Exchangeable Preferred Stock of BCI (the "Preferred Stock"), 1,554,000 shares of common stock of BCI and $4.4 million in cash, to be allocated among the members. The 10% quarterly dividend on the Preferred Stock is payable, at BCI's option, in either additional shares of Preferred Stock or cash for a period of three years and is payable in cash thereafter. The Preferred Stock is optionally redeemable by BCI at any time, in cash, at redemption prices which start at 50% of the liquidation preference and increase over time. The Preferred Stock is mandatorily redeemable in 2005 at a price of 110% of the liquidation preference, which is equal to the face amount of the security.

           UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION OF
           BOSTON CHICKEN, INC. GIVING EFFECT TO THE ACQUISITION OF
            MARKET PARTNERS, L.L.C., BC EQUITY FUNDING, L.L.C. AND
                CERTAIN AREA DEVELOPERS OF BOSTON CHICKEN, INC.

  The pro forma consolidated financial information for Boston Chicken, Inc. (the "Company") gives effect to the merger of Market Partners, L.L.C. ("Market Partners") and BC Equity Funding, L.L.C. ("BC Equity Funding") into BCI Acquisition Sub, L.L.C., a wholly-owned subsidiary of the Company and the conversion of the Company's loans to the area developers of the Company which have preferred equity investments from Market Partners and BC Equity Funding and have waived the moratorium on their loan conversion (collectively, the "Merger and loan conversions"). The pro forma consolidated financial information does not reflect provisions of $110.2 million for additional asset impairments or $4.2 million of debt issuance costs recorded in conjunction with the conversions and the restructuring by the Company of certain masterlease agreements effective July 15, 1998. The adjusted pro forma consolidated financial information for the Company gives effect to the conversion of the Company's loan to BC Great Lakes, L.L.C. ("BC Great Lakes"), which loan was converted by the Company in March 1998. The pro forma consolidated financial statements are based upon the assumptions set forth in the accompanying notes to such statements. The pro forma balance sheet assumes that transactions occurred as of July 12, 1998 and the pro forma results of operation assumes the transactions occurred at the beginning of the period presented. The pro forma financial statements should be read in conjunction with the related historical financial statements and are not necessarily indicative of the results that would have actually occurred had the transactions been consummated on the date or the period indicated or which may occur in the future.

                     BOSTON CHICKEN, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
         GIVING EFFECT TO THE ACQUISITION OF MARKET PARTNERS, L.L.C.,
                           BC EQUITY FUNDING, L.L.C.
              AND CERTAIN AREA DEVELOPERS OF BOSTON CHICKEN, INC.
                   FOR THE TWO QUARTERS ENDING JULY 12, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                   BC EQUITY   MARKET
                        BOSTON     FUNDING,   PARTNERS,  TOTAL AREA   PRO FORMA                      BC GREAT     PRO FORMA
                     CHICKEN, INC.  L.L.C.     L.L.C.    DEVELOPERS  ADJUSTMENTS     PRO FORMA     LAKES, L.L.C. ADJUSTMENTS
                     ------------- ---------  ---------  ----------  -----------     ---------     ------------- -----------
Revenue:
 Stores............    $ 374,512   $    --    $    --    $ 248,926    $    --        $ 623,438        $23,585      $  --
 Royalties and
 franchise related
 fees..............        4,687        --         --          --          --            4,687          1,109      (1,109)(10)
 Interest income...        3,221        --         --          --          --            3,221            879        (879)(10)
                       ---------   --------   --------   ---------    --------       ---------        -------      ------
   Total revenue...      382,420        --         --      248,926         --          631,346         25,573      (1,988)
Costs and Expenses:
 Store operations:
   Food and paper..      131,674        --         --       89,823         --          221,497          9,328         --
   Labor...........      110,426        --         --       69,629         --          180,055          6,787         --
   Other
   controllable
   costs...........       36,507        --         --       38,642         --           75,149          3,807         --
   Rent, occupancy
   and related.....       39,248        --         --       41,760     (21,437)(1)      47,519          3,375         --
                                                                       (12,052)(2)
   Contractual and
   discretionary
   marketing.......       21,156        --         --       21,359         --           42,515          1,797         --
 General and
 administrative....      120,865         10         45      90,313     (13,643)(1)     197,590          3,711      (3,219)(10)
 Depreciation and
 amortization
 (excluding
 goodwill
 amortization).....       29,550        --         --       11,558      (3,171)(3)      41,772          1,209        (672)(3)
                                                                         3,835 (2)
 Goodwill
 amortization......       10,693        --         --        2,890       2,080 (3)      15,663            360          57 (3)
 Provision for
 loan losses.......      212,000        --         --          --      (99,328)(4)     112,672            --          --
 Losses of Boston
 Chicken, Inc.'s
 area developers...       93,337        --         --          --      (80,705)(5)      12,632            --          --
                       ---------   --------   --------   ---------    --------       ---------        -------      ------
   Total costs and
   expenses........      805,456         10         45     365,974    (224,421)        947,064         30,374      (3,834)
                       ---------   --------   --------   ---------    --------       ---------        -------      ------
Loss from
Operations.........     (423,036)       (10)       (45)   (117,048)    224,421        (315,718)        (4,801)      1,846
Other Income
(Expense):
 Investment
 income............          --           7         17         --          --               24            --          --
 Interest expense,
 net...............      (30,692)       --         --      (28,282)     27,966 (1)     (38,611)        (2,551)      2,553 (10)
                                                                        (7,603)(6)
 Loss on issuances
 of subsidiary's
 stock.............          (17)       --         --          --          --              (17)           --          --
 Other income
 (expense), net....       (2,930)       --         --           27         --           (2,903)            38         --
 Unrealized
 depreciation on
 investments.......          --     (37,606)   (42,353)        --       79,959 (12)        --             --          --
                       ---------   --------   --------   ---------    --------       ---------        -------      ------
   Total other
   income
   (expense).......      (33,639)   (37,599)   (42,336)    (28,255)    100,322         (41,507)        (2,513)      2,553
                       ---------   --------   --------   ---------    --------       ---------        -------      ------
Loss Before Income
Taxes and Minority
Interest...........     (456,675)   (37,609)   (42,381)   (145,303)    324,743        (357,225)        (7,314)      4,399
Minority Interest
in Losses of
Subsidiaries.......       19,624        --         --          --        8,557 (7)      28,181            --        1,097 (11)
                       ---------   --------   --------   ---------    --------       ---------        -------      ------
Net Loss...........     (437,051)   (37,609)   (42,381)   (145,303)    333,300        (329,044)        (7,314)      5,496
Dividends on
Preferred Stock....          --         --         --          --       (6,419)(8)      (6,419)           --          --
                       ---------   --------   --------   ---------    --------       ---------        -------      ------
Net Loss Applicable
to Common Stock....    $(437,051)  $(37,609)  $(42,381)  $(145,303)   $326,881       $(335,463)       $(7,314)     $5,496
                       =========   ========   ========   =========    ========       =========        =======      ======
Basic Loss Per
Share..............    $   (6.09)                                                    $   (4.50)(8)
                       =========                                                     =========
Diluted Loss Per
Share..............    $   (6.09)                                                    $   (4.50)(8)
                       =========                                                     =========
Weighted Average
Number of Common
Shares Outstanding:
 Basic.............       71,809                                         3,500 (9)      75,309
                       =========                                      ========       =========
 Diluted...........       71,809                                         3,500 (9)      75,309
                       =========                                      ========       =========
                     ADJUSTED
                     PRO FORMA
                     ----------
Revenue:
 Stores............  $ 647,023
 Royalties and
 franchise related
 fees..............      4,687
 Interest income...      3,221
                     ----------
   Total revenue...    654,931
Costs and Expenses:
 Store operations:
   Food and paper..    230,825
   Labor...........    186,842
   Other
   controllable
   costs...........     78,956
   Rent, occupancy
   and related.....     50,894
   Contractual and
   discretionary
   marketing.......     44,312
 General and
 administrative....    198,082
 Depreciation and
 amortization
 (excluding
 goodwill
 amortization).....     42,309
 Goodwill
 amortization......     16,080
 Provision for
 loan losses.......    112,672
 Losses of Boston
 Chicken, Inc.'s
 area developers...     12,632
                     ----------
   Total costs and
   expenses........    973,604
                     ----------
Loss from
Operations.........   (318,673)
Other Income
(Expense):
 Investment
 income............         24
 Interest expense,
 net...............    (38,609)
 Loss on issuances
 of subsidiary's
 stock.............        (17)
 Other income
 (expense), net....    (2,865)
 Unrealized
 depreciation on
 investments.......        --
                     ----------
   Total other
   income
   (expense).......    (41,467)
                     ----------
Loss Before Income
Taxes and Minority
Interest...........   (360,140)
Minority Interest
in Losses of
Subsidiaries.......     29,278
                     ----------
Net Loss...........   (330,862)
Dividends on
Preferred Stock....     (6,419)
                     ----------
Net Loss Applicable
to Common Stock....  $(337,281)
                     ==========
Basic Loss Per
Share..............  $   (4.52)
                     ==========
Diluted Loss Per
Share..............  $   (4.52)
                     ==========
Weighted Average
Number of Common
Shares Outstanding:
 Basic.............     75,309
                     ==========
 Diluted...........     75,309
                     ==========

                     BOSTON CHICKEN, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
            GIVING EFFECT TO ACQUISITION OF MARKET PARTNERS, L.L.C.,
             BC EQUITY FUNDING, L.L.C. AND CERTAIN AREA DEVELOPERS
                            OF BOSTON CHICKEN, INC.
                                 JULY 12, 1998
                                 (IN THOUSANDS)

                                       BC
                           BOSTON    EQUITY   MARKET
                          CHICKEN,  FUNDING, PARTNERS, TOTAL AREA  PRO FORMA
                            INC.     L.L.C.   L.L.C.   DEVELOPERS ADJUSTMENTS     PRO FORMA
                         ---------- -------- --------- ---------- -----------     ----------
         ASSETS
         ------
Current Assets:
  Cash and cash
   equivalents.......... $   24,549 $   237   $   509   $  1,562   $ (9,256)(9)   $   14,770
                                                                     (2,831)(13)
  Accounts receivable,
   net..................      5,922     --        --       3,115     (2,786)(1)        6,251
  Inventories...........     16,716     --        --       9,388        --            26,104
  Prepaid expenses and
   other current assets.      3,914     --        --         --         --             3,914
  Deferred income taxes.      2,353     --        --         --         --             2,353
                         ---------- -------   -------   --------   --------       ----------
    Total Current
     Assets.............     53,454     237       509     14,065    (14,873)          53,392
Property and Equipment,
 net....................    533,327     --        --     146,343    (50,262)(13)     685,279
                                                                     55,871 (2)
Investment in Boston
 Chicken, Inc.
 Area Developers........        --   13,235    15,575        --     (28,810)(13)         --
Notes Receivable, net...    232,139     --        --         --    (170,570)(13)      61,569
Deferred Financing
 Costs, net.............     21,986     --        --         --         --            21,986
Goodwill, net...........    694,862     --        --      46,067    226,849 (13)     967,778
Other Assets, net.......     71,399      34       246      2,814    (25,243)(1)       48,970
                                                                       (280)(9)
                         ---------- -------   -------   --------   --------       ----------
    Total Assets........ $1,607,167 $13,506   $16,330   $209,289   $ (7,318)      $1,838,974
                         ========== =======   =======   ========   ========       ==========

                     BOSTON CHICKEN, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
          GIVING EFFECT TO THE ACQUISITION OF MARKET PARTNERS, L.L.C.,
             BC EQUITY FUNDING, L.L.C. AND CERTAIN AREA DEVELOPERS
                            OF BOSTON CHICKEN, INC.
                           JULY 12, 1998 (CONTINUED)
                                 (IN THOUSANDS)

                                                     BC
                                        BOSTON     EQUITY   MARKET
                                       CHICKEN,   FUNDING, PARTNERS, TOTAL AREA  PRO FORMA
                                         INC.      L.L.C.   L.L.C.   DEVELOPERS ADJUSTMENTS     PRO FORMA
                                      ----------  -------- --------- ---------- -----------     ----------
          LIABILITIES AND
      STOCKHOLDERS'/PARTNERS'/
     MEMBERS' EQUITY (DEFICIT)
     -------------------------
Current Liabilities:
  Accounts payable..................  $   15,939  $   --    $   --    $ 12,436   $(11,270)(1)   $   17,105
  Accrued expenses..................      84,957      --        --      48,270     (4,096)(1)      131,631
                                                                                    2,500 (13)
  Other current liabilities.........      11,171      --        --         925       (925)(13)      11,171
  Short-term debt obligation........         --       --        --         --     166,119 (2)      166,119
  Senior secured revolver                 48,000      --        --         --         --            48,000
                                      ----------  -------   -------   --------   --------       ----------
    Total Current Liabilities.......     160,067      --        --      61,631    152,328          374,026
Deferred Franchise Revenue..........       5,268      --        --         --      (3,265)(13)       2,003
Convertible Subordinated Debt--
 Boston Chicken, Inc................     417,020      --        --         --         --           417,020
Convertible Subordinated Debt--
 Einstein/Noah Bagel Corp...........     125,000      --        --         --         --           125,000
Liquid Yield Option Notes...........     205,955      --        --         --         --           205,955
Senior Term Loan--Einstein/Noah
 Bagel Corp.........................      25,825      --        --         --         --            25,825
Other long-term debt                         --       --        --     566,372   (561,322)(13)       5,050
Other Noncurrent Liabilities........      47,905      --        --      11,879     10,000 (13)      58,446
                                                                                  (11,338)(1)
Deferred Income Taxes...............       2,353      --        --         --         --             2,353
Mandatorily Redeemable Preferred
 Stock..............................         --       --        --         --      82,923 (9)       82,923
Minority Interests..................     244,510      --        --         --      16,255 (13)     260,765
Stockholders'/Partners'/Members'
 Equity (Deficit):
  Common stock......................         723      --        --         --          35 (9)          758
  Additional paid-in capital........     925,896      --        --         --      16,557 (9)      942,453
  Partners'/Members'
   equity/(deficit).................         --    13,506    16,330   (430,593)   430,593 (13)         --
                                                                                  (29,836)(9)
  Accumulated deficit...............    (553,355)     --        --         --    (110,248)(2)     (663,603)
                                      ----------  -------   -------   --------   --------       ----------
    Total Equity (Deficit)..........     373,264   13,506    16,330   (430,593)   307,101          279,608
                                      ----------  -------   -------   --------   --------       ----------
    Total Liabilities and
     Stockholders'/Partners'/Members'
     Equity (Deficit)...............  $1,607,167  $13,506   $16,330   $209,289   $ (7,318)      $1,838,974
                                      ==========  =======   =======   ========   ========       ==========

                     BOSTON CHICKEN, INC. AND SUBSIDIARIES
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                      GIVING EFFECT TO THE ACQUISITION OF
            MARKET PARTNERS, L.L.C., BC EQUITY FUNDING, L.L.C. AND
                CERTAIN AREA DEVELOPERS OF BOSTON CHICKEN, INC.

 1. To eliminate intercompany transactions between the Company, Market Partners, BC Equity Funding, the Boston Chicken area developers, the Local Advertising Fund and the National Marketing Fund.

 2. To reverse rent expense previously recognized by the Boston Chicken area developers due to the restructuring of the 1996 Facilities Master Lease Program on July 15, 1998. Additionally, as a result of the restructuring of the facility into a long term debt instrument, the assets have been reflected in the accompanying balance sheet at fair market value which has resulted in a corresponding adjustment to the depreciation and amortization expense.

 3. To amortize goodwill resulting from the conversions over a 35-year period and adjust depreciation on assets acquired based upon their estimated fair market value.

 4. To reverse the provision for loan losses for the Boston Chicken area developers whose loans are being converted. In lieu of such loan losses, the pro forma financial statements will reflect the losses of the area developers.

 5. To eliminate the losses of the Boston Chicken area developers which had been recognized by the Company. As a result of the loan conversions, in lieu of recording the area developers' losses in a single line item on the statement of operations, the Company has consolidated their results of operations.

 6. To record interest expense on the debt facility recorded in conjunction with the restructuring of the 1996 Facilities Master Lease Program.

 7. To allocate the portion of the Boston Chicken area developers' losses applicable to the minority interests.

 8. To record the dividend on and the accretion of the Series A exchangeable preferred stock issued in the transactions. The net loss has been increased by $3.4 million in the calculation of basic and diluted loss per share for the two quarters ended July 12, 1998, as the result of the accretion of the Series A exchangeable preferred stock to its redemption value.

 9. To record the issuance, at estimated market value, of the consideration for the acquisition of Market Partners and BC Equity Funding and adjust acquired assets to their estimated market value. The estimated value of the common stock was based upon the market value of the Company's common stock measured over a period of time prior to and after the agreement in principle to acquire BC Equity Funding and Market Partners was reached and publicly announced. The estimated market value of the Series A exchangeable preferred stock was determined based upon a discounted cash flow analysis of the dividend and principal payments of the instrument. The analysis utilized a discount rate equal to the yield on the Company's publicly-traded debentures measured over a period of time prior to and after the agreement in principle to acquire BC Equity Funding and Market Partners was reached and publicly announced.

10. To eliminate intercompany transactions between the Company and BC Great
    Lakes.

11. To allocate the portion of BC Great Lakes' losses applicable to the minority interests.

12. To eliminate the unrealized depreciation recognized on Market Partners' and BC Equity Funding's investments. In lieu of recording the change in the investments' market value, the Company either recognizes the operations of the area developers in which Market Partners and BC Equity Funding have preferred equity investments or, as a result of the loan conversions, consolidates their results of operations.

13. To record the conversion of the outstanding balance of the convertible secured loans and eliminations of the nonconvertible loans from the Company to the area developers (reflected as $561.3 million of the balance sheet of the area developers and reflected as $170.6 million on the balance sheet of the Company), record acquired assets and liabilities at their estimated fair market value, and recognize the minority interests in the area developers. The fair value of the assets acquired is subject to adjustment based upon final appraisals. Additionally, the $28.8 million investment in the area developers by Market Partners and BC Equity Funding is eliminated as the area developers are now accounted for on a consolidated basis.